UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-06650

LORD ABBETT RESEARCH FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 11/30

Date of reporting period: 11/30/2018

Item 1:	Report(s) to Shareholders.

LORD ABBETT

ANNUAL REPORT

Lord Abbett

Calibrated Dividend Growth Fund

Growth Opportunities Fund

Small Cap Value Fund

For the fiscal year ended November 30, 2018

Important Information on Paperless Delivery

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, investment advisor or bank. Instead, the reports will be made available on Lord Abbett’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing into your Lord Abbett online account at lordabbett.com and selecting “Log In.” For further information, you may also contact the Funds at (800) 821-5129. Shareholders who hold accounts through a financial intermediary should contact them directly.

You may elect to receive all future reports in paper free of charge by contacting the Fund at (800) 821-5129. Your election to receive reports in paper will apply to all funds held with Lord Abbett. If your fund shares are held through a financial intermediary please contact them directly. Your election applies to all funds held with that intermediary.

Table of Contents

1	A Letter to Shareholders

7	Investment Comparisons

11	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

18	Calibrated Dividend Growth Fund

22	Growth Opportunities Fund

26	Small Cap Value Fund

29	Statements of Assets and Liabilities

31	Statements of Operations

32	Statements of Changes in Net Assets

34	Financial Highlights

46	Notes to Financial Statements

62	Report of Independent Registered Public Accounting Firm

63	Supplemental Information to Shareholders

Lord Abbett Research Fund

Lord Abbett Calibrated Dividend Growth Fund,

Lord Abbett Growth Opportunities Fund,

Lord Abbett Small Cap Value Fund

Annual Report

For the fiscal year ended November 30, 2018

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2018. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

Lord Abbett Calibrated Dividend Growth Fund

For the fiscal year ended November 30, 2018, the Fund returned 4.72%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the S&P 500® Index1, which returned 6.27% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index1, rising 6.27% during the period, while small cap stocks, as represented by the Russell 2000® Index2, were up 0.57%. During the period, there were several market-moving events. Notably, in December 2017, Congress passed the largest rewrite of the U.S. tax code in decades. The tax bill reduced the corporate tax rate from 35% to 21% and allowed for a one-time repatriation tax of 15.5%, rather than the standard repatriation tax rate of 35%. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods on top of the $50 billion previously announced. The aggressive U.S. trade posture continued into the third quarter with trade tensions mounting between the U.S. and China. While the impact has yet to fully be realized, many corporations anticipate that the retaliatory tariffs will weigh on profits. Trade discussions between Mexico, Canada, and the U.S., however, took a more favorable turn as the negotiations resulted in a revised version of the North American Free Trade Agreement (NAFTA) called the U.S.-Mexico-Canada Agreement. In December 2017, the Federal Reserve (the “Fed”) raised its target for short-term interest rates by 0.25%, to a range of 1.25%-1.50%, and indicated that it was targeting three rate hikes in 2018. The Fed followed with rate hikes of 0.25% at each of its March, June and September meetings, raising the target range to 2.00%-2.25%. Amid rising concerns surrounding escalating trade tensions, slowing growth, and increasing interest rates, the Nasdaq experienced the largest monthly drop since 2008 in October 2018. Following the prior month’s volatility, domestic equity markets rallied in November 2018 and partially reversed October’s losses. Despite the sell-off, the U.S. economy continued to expand by more than 2% during each quarter of the trailing 12-month period, with domestic GDP growth ranging between 2.2% and 4.2% from the third quarter of 2017 to the third quarter of 2018. The 4.2% GDP growth in the second quarter marked the strongest growth rate since the third quarter of 2014.

Stock selection within the industrials sector, and stock selection as well as a sector underweight in the information technology sector, detracted from relative performance over the period. Within the industrials sector, the Fund’s holding of 3M Company, a diversified technology company, detracted most from relative performance. Shares of the firm sold off after the company missed third quarter profits and lowered the full year earnings guidance. An overweight position in Northrop Grumman Corp. also detracted from relative performance. Shares of the government and commercial security company recently came under pressure as investors may have grown wary of the implications of the escalating trade war on the firm’s profits. Additionally, within the information technology sector, International Business Machines (“IBM”) Corp., an integrated technology company, detracted from relative performance. Shares fell after the market priced in some doubt about the $34 billion deal between IBM and Red Hat.

Conversely, stock selection within the consumer staples and communication services sectors contributed positively to relative performance during the period. Within the consumer staples sector, Costco Wholesale Corp., a multinational membership-only warehouse chain, contributed positively to relative performance. Shares of the company rose as the firm consistently beat total and U.S. core same-store sales on a year over year basis, which was fueled in part by the firm’s continued investment in the digital and e-commerce space. Walgreens Boots Alliance,

Inc., a pharmacy-led health and wellbeing company, also contributed positively to relative performance. Shares of Walgreens Boots Alliance rose throughout the year on the back of several minority stake investments, including Birchbox as well as a rumored offer to Humana Inc. Within the communication services sector, an overweight position in Verizon Communications, Inc., a communication and entertainment company, contributed most to relative performance. The company benefited from continued investment in its mobile 5G network.

Lord Abbett Growth Opportunities Fund

For the fiscal year ended November 30, 2018, the Fund returned 5.41%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index,3 which returned 5.32% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,1 rising 6.27% during the period, while small cap stocks, as represented by the Russell 2000® Index,2 were up 0.57%. During the period, there were several market-moving events. Notably, in December 2017, Congress passed the largest rewrite of the U.S. tax code in decades. The tax bill reduced the corporate tax rate from 35% to 21% and allowed for a one-time repatriation tax of 15.5%, rather than the standard repatriation tax rate of 35%. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods, on top of the $50 billion previously announced. The aggressive U.S. trade posture continued into September with trade tensions mounting between the U.S. and China. While the impact has yet to fully be realized, many corporations anticipate that the retaliatory tariffs will weigh on profits. Trade discussions between Mexico, Canada, and the U.S., however, took a more favorable turn as the negotiations resulted in a revised version of the North American Free Trade Agreement (NAFTA) called the U.S.-Mexico-Canada Agreement. In December 2017, the Federal Reserve (the “Fed”) raised its target for short-term interest rates by 0.25%, to a range of 1.25%-1.50%, and indicated that it was targeting three rate hikes in 2018. The Fed followed with rate hikes of 0.25% at each of its March [13a], June and September meetings, raising the target range to 2.00%-2.25%. Amid rising concerns surrounding escalating trade tensions, slowing growth, and increasing interest rates, the Nasdaq experienced the largest monthly drop since 2008 in October 2018. Despite the sell-off, the U.S. economy continued to expand over the trailing 12-month period.

During the period, security selection in the consumer discretionary and health care sectors were the largest contributors to the Fund’s performance relative to its benchmark. Within the consumer discretionary sector, the Fund’s position in Burlington Stores, Inc., an apparel and assorted home products retailer, contributed during the period. Shares of Burlington rose throughout the period as the company exhibited consistent performance, growing earnings and revenue at a fast pace. The Fund’s position in Ulta Beauty, Inc., a cosmetics beauty retailer, also contributed to performance. Ulta continued to increase its market share gains as its differentiated approach to specialty beauty products and ability to retain and attract clients with innovative marketing initiatives likely benefited its shares over the past 12 months.

Within the health care sector, the Fund’s position in Centene Corp., a provider of programs and services related to government-sponsored healthcare, contributed to performance. Shares of Centene appreciated as the corporation derived significant cost synergies from its acquisition of Fidelis Care, Inc., and produced positive enrollment and margin trends in its health care insurance exchange business.

During the period, security selection in the energy and information technology sectors detracted from the Fund’s relative performance. Within the energy sector, the Fund’s position in Cimarex Energy Co., an oil and gas exploration company, detracted during the period. Shares of Cimarex came under pressure as headwinds within the Permian Basin caused differentials between oil and gas prices to increase, impacting Cimarex’s cash flow. Parsley Energy, Inc., an oil and natural gas firm, also detracted as investors’ increasing concerns over a supply glut in oil and a slowdown in global economic growth caused Western Texas Intermediate prices to plummet.

Within the information technology sector, the Fund’s position in Palo Alto Networks, Inc., a provider of network security solutions, detracted from performance as the company saw both its Chairman & CEO, and its CFO, retire.

Lord Abbett Small Cap Value Fund

For the fiscal year ended November 30, 2018, the Fund returned -0.97%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2000® Index,2 which returned 0.57% over the same period.

During the period, there were several market-moving events. Notably, in December 2017, Congress passed the largest rewrite of the U.S. tax code in decades. The tax bill reduced the corporate tax rate from 35% to 21% and allowed for a one-time repatriation tax of 15.5%, rather than the standard repatriation tax rate of 35%. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods, on top of the $50 billion previously announced. The aggressive U.S. trade posture continued into September with trade tensions mounting between the U.S. and China. While the impact has yet to fully be realized, many corporations anticipate that the retaliatory tariffs will weigh on profits. In December 2017, the Federal Reserve (the “Fed”) raised its target for short-term interest rates by 0.25%, to a range of 1.25%-1.50%, and indicated that it was targeting three rate hikes in 2018. The Fed followed with rate hikes of 0.25% at each of its March, June and September meetings, raising the target range to 2.00%-2.25%. As the Fed continued to raise rates, the U.S. Treasury yield curve flattened through the year, with the yield on 10-year U.S. Treasury securities (“Treasuries”) reaching above 3.2% in November and the yield on 2-year Treasuries reaching 2.98%. Amid rising concerns surrounding escalating trade tensions, slowing global growth, and increasing interest rates, the Nasdaq experienced the largest monthly drop since 2008 in October. Additionally, in October and November of 2018, both the investment grade and high yield market experienced a sell-off due to a number of idiosyncratic risks and concerns over slower growth and rising inflation. Despite the sell-off, the U.S. economy continued to expand by more than 2% during each quarter of the trailing 12-month period, with domestic GDP growth ranging between 2.2% and 4.2% from the third quarter of 2017 to the third quarter of 2018. The 4.2% GDP growth in the second quarter marked the strongest growth rate since the third quarter of 2014. Inflation, as measured by the Consumer Price Index (CPI), continued to rise, gaining 2.5% year over year, which was mostly pushed higher by oil prices. However, oil prices have since receded significantly due to oversupply.

During the period, stock selection in the industrials sector detracted from the Fund’s relative performance. Within the industrials sector, the Fund’s position in Dycom Industries, Inc., a provider of specialty contracting services to the telecommunications infrastructure industry, detracted from relative performance. Shares of Dycom fell following the company’s first quarter financial results, which fell short of analyst estimates on both earnings and revenue, in addition to fiscal year 2019 guidance which fell below analyst estimates. In addition, shares of Dycom were challenged following the company’s second quarter financial results, which included a further decrease in fiscal year guidance. The Fund’s holding of shares of Milacron Holdings Corp., a manufacturer and distributor of injection molding, extrusion, blow molding, hot runner solutions, and process control systems, also detracted from relative performance during the period. Shares of Milacron came under pressure following weaker than expected third quarter financial results, due to uncertainty and disruption as a result of U.S.-China tariffs, resulting in a decline in new orders.

Security selection in the information technology sector also detracted from the Fund’s relative performance. Within the information technology sector the Fund’s position in Conduent, Inc., a business process services company specializing in transaction-intensive processing, analytics, and automation, detracted. Shares of Conduent came under pressure following the company’s third quarter fiscal year financial results, which missed analyst consensus estimates on revenue and EBITDA, with lowered guidance as a result.

Conversely, stock selection in the consumer discretionary sector contributed to the Fund’s relative performance. Within the consumer discretionary sector, the Fund’s position in Advance Auto Parts, an automotive aftermarket parts provider, contributed. Shares of Advance Auto Parts rose due to strong second quarter financial results, which included raised 2018 guidance. Due to improved free cash flow expectations, Advance Auto Parts management also expressed its intent to repurchase $600 million of shares. Wolverine World Wide, Inc., a manufacturer and marketer of branded footwear and performance leathers, also contributed. Shares of Wolverine World Wide rose following its first quarter financial results, which included earnings and revenue which surpassed analyst estimates as well as raised guidance.

Security selection within the health care sector also contributed to relative performance during the period. Within the health care sector, the Fund’s position in Encompass Health Corporation, a provider of inpatient rehabilitative healthcare services, contributed. Shares of Encompass rose following strong second quarter financial results, which included raised guidance by management.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1    The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2    The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

3    The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place for Calibrated Dividend Growth Fund. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2018. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolio is actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Calibrated Dividend Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2018

	1 Year	5 Years	10 Years	Life of Class
Class A3	-1.29%	8.19%	11.92%	–
Class C4	2.94%	8.68%	11.80%	–
Class F5	5.00%	9.69%	12.84%	–
Class F3[6]	5.07%	–	–	11.09%
Class I5	4.93%	9.76%	12.92%	–
Class P5	4.48%	9.26%	12.41%	–
Class R2[5]	4.38%	9.10%	12.26%	–
Class R3[5]	4.48%	9.23%	12.37%	–
Class R4[7]	4.75%	–	–	10.81%
Class R5[7]	5.00%	–	–	11.08%
Class R6[7]	5.06%	–	–	11.19%

1     Reflects the deduction of the maximum initial sales charge of 5.75%.

2     Performance for the unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3     Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2018, is calculated using the SEC-required uniform method to compute such return.

4     The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5     Performance is at net asset value.

6     Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7     Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Growth Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Russell Midcap® Growth Index and the Russell Midcap® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2018

	1 Year	5 Years	10 Years	Life of Class
Class A3	-0.63%	6.93%	13.19%	–
Class C4	3.67%	7.40%	13.09%	–
Class F5	5.53%	8.37%	14.10%	–
Class F3[6]	5.73%	–	–	13.09%
Class I5	5.67%	8.48%	14.21%	–
Class P5	5.19%	7.99%	13.70%	–
Class R2[5]	5.00%	7.82%	13.52%	–
Class R3[5]	5.15%	7.94%	13.65%	–
Class R4[7]	5.41%	–	–	6.41%
Class R5[7]	5.67%	–	–	6.69%
Class R6[7]	5.73%	–	–	6.80%

1     Reflects the deduction of the maximum initial sales charge of 5.75%.

2     Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3     Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2018, is calculated using the SEC-required uniform method to compute such return.

4     The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5     Performance is at net asset value.

6     Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7     Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Small Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Russell 2000® Index and the Russell 2000® Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2018

	1 Year	5 Years	10 Years	Life of Class
Class A3	-6.65%	4.47%	11.44%	–
Class C4	-2.48%	4.95%	11.30%	–
Class F5	-0.81%	5.88%	12.30%	–
Class F3[6]	-0.62%	–	–	4.58%
Class I5	-0.72%	5.98%	12.41%	–
Class P5	-1.17%	5.51%	11.90%	–
Class R2[5]	-1.33%	5.35%	11.73%	–
Class R3[5]	-1.16%	5.49%	11.87%	–
Class R4[7]	-0.96%	–	–	5.89%
Class R5[7]	-0.74%	–	–	6.15%
Class R6[7]	-0.62%	–	–	6.25%

1     Reflects the deduction of the maximum initial sales charge of 5.75%.

2     Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3     Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2018, is calculated using the SEC-required uniform method to compute such return.

4     The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5     Performance is at net asset value.

6     Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7     Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 through November 30, 2018).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 6/1/18 – 11/30/18” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Calibrated Dividend Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/18	11/30/18	6/1/18 – 11/30/18
Class A
Actual	$1,000.00	$1,057.30	$4.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.36	$4.76
Class C
Actual	$1,000.00	$1,053.80	$8.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.60	$8.54
Class F
Actual	$1,000.00	$1,059.40	$3.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.61	$3.50
Class F3
Actual	$1,000.00	$1,059.20	$3.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.96	$3.14
Class I
Actual	$1,000.00	$1,058.70	$3.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.61	$3.50
Class P
Actual	$1,000.00	$1,056.60	$5.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.35	$5.77
Class R2
Actual	$1,000.00	$1,055.50	$6.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.53
Class R3
Actual	$1,000.00	$1,056.20	$6.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.10	$6.02
Class R4
Actual	$1,000.00	$1,058.00	$4.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.36	$4.76
Class R5
Actual	$1,000.00	$1,059.40	$3.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.61	$3.50
Class R6
Actual	$1,000.00	$1,059.30	$3.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.96	$3.14

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.94% for Class A, 1.69% for Class C, 0.69% for Class F, 0.62% for Class F3, 0.69% for Class I, 1.14% for Class P, 1.29% for Class R2, 1.19% for Class R3, 0.94% for Class R4, 0.69% for Class R5 and 0.62% for Class R6 ) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2018

Sector*	%**
Communication Services	4.44
Consumer Discretionary	9.48
Consumer Staples	16.34
Energy	5.03
Financials	6.60
Health Care	12.11
Industrials	20.49
Information Technology	12.09
Materials	4.92
Utilities	8.03
Repurchase Agreement	0.47
Total	100.00

*	A sector may comprise several industries.
**	Represents percent of total investments.

Growth Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/18	11/30/18	6/1/18 – 11/30/18
Class A
Actual	$1,000.00	$1,010.80	$5.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.25	$5.87
Class C
Actual	$1,000.00	$1,007.00	$9.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.49	$9.65
Class F
Actual	$1,000.00	$1,011.30	$5.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.00	$5.11
Class F3
Actual	$1,000.00	$1,012.40	$4.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.81	$4.31
Class I
Actual	$1,000.00	$1,012.00	$4.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.51	$4.61
Class P
Actual	$1,000.00	$1,009.70	$6.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.88
Class R2
Actual	$1,000.00	$1,008.90	$7.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.50	$7.64
Class R3
Actual	$1,000.00	$1,009.20	$7.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	$7.13
Class R4
Actual	$1,000.00	$1,010.80	$5.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.25	$5.87
Class R5
Actual	$1,000.00	$1,012.00	$4.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.51	$4.61
Class R6
Actual	$1,000.00	$1,012.40	$4.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.81	$4.31

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.16% for Class A, 1.91% for C, 1.01% for Class F, 0.85% for Class F3, 0.91% for Class I, 1.36% for Class P, 1.51% for Class R2, 1.41% for Class R3, 1.16% for Class R4, 0.91% for Class R5 and 0.85% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2018

Sector*	%**
Consumer Discretionary	15.81
Consumer Staples	2.61
Energy	1.26
Financials	7.85
Health Care	16.32
Industrials	16.61
Information Technology	30.76
Materials	5.34
Real Estate	1.69
Repurchase Agreement	1.75
Total	100.00

*	A sector may comprise several industries.
**	Represents percent of total investments.

Small Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/18	11/30/18	6/1/18 – 11/30/18
Class A
Actual	$1,000.00	$957.00	$5.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.20	$5.92
Class C
Actual	$1,000.00	$952.80	$9.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.44	$9.70
Class F
Actual	$1,000.00	$957.70	$5.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.95	$5.17
Class F3
Actual	$1,000.00	$958.70	$4.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.81	$4.31
Class I
Actual	$1,000.00	$958.20	$4.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.46	$4.66
Class P
Actual	$1,000.00	$955.70	$6.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.20	$6.93
Class R2
Actual	$1,000.00	$955.20	$7.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.45	$7.69
Class R3
Actual	$1,000.00	$955.90	$6.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.95	$7.18
Class R4
Actual	$1,000.00	$957.00	$5.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.20	$5.92
Class R5
Actual	$1,000.00	$958.20	$4.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.51	$4.66
Class R6
Actual	$1,000.00	$958.70	$4.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.81	$4.31

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.17% for Class A, 1.92% for C, 1.02% for Class F, 0.85% for Class F3, 0.92% for Class I, 1.37% for Class P, 1.52% for Class R2, 1.42% for Class R3, 1.17% for Class R4, 0.92% for Class R5 and 0.85% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2018

Sector*	%**
Communication Services	1.03
Consumer Discretionary	9.64
Consumer Staples	4.59
Energy	2.10
Financials	14.93
Health Care	15.18
Industrials	18.19
Information Technology	17.02
Materials	9.44
Real Estate	3.14
Utilities	2.73
Repurchase Agreement	2.01
Total	100.00

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

CALIBRATED DIVIDEND GROWTH FUND November 30, 2018

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.35%

Aerospace & Defense 5.43%
General Dynamics Corp.	86,100	$15,919
Harris Corp.	165,100	23,601
Lockheed Martin Corp.	105,261	31,624
Northrop Grumman Corp.	104,000	27,028
Raytheon Co.	173,300	30,386
Total		128,558

Air Freight & Logistics 1.16%
CH Robinson Worldwide, Inc.	110,900	10,239
FedEx Corp.	75,300	17,244
Total		27,483

Banks 0.67%
Commerce Bancshares, Inc.	156,135	9,839
Cullen/Frost Bankers, Inc.	59,000	5,919
Total		15,758

Beverages 4.05%
Coca-Cola Co. (The)	1,116,879	56,291
PepsiCo, Inc.	325,102	39,643
Total		95,934

Biotechnology 1.73%
AbbVie, Inc.	434,707	40,980

Capital Markets 2.13%
Ameriprise Financial, Inc.	160,200	20,786
S&P Global, Inc.	41,600	7,607
T. Rowe Price Group, Inc.	222,500	22,108
Total		50,501

Chemicals 3.86%
Air Products & Chemicals, Inc.	55,000	8,848
Ecolab, Inc.	156,200	25,069
PPG Industries, Inc.	264,686	28,938
Sherwin-Williams Co. (The)	67,450	28,603
Total		91,458
Investments	Shares	Fair Value (000)
Commercial Services & Supplies 1.10%
Cintas Corp.	25,600	$4,797
Waste Management, Inc.	225,600	21,150
Total		25,947

Diversified Telecommunication Services 4.44%
AT&T, Inc.	1,424,964	44,516
Verizon Communications, Inc.	1,002,700	60,463
Total		104,979

Electric: Utilities 5.32%
Alliant Energy Corp.	463,500	21,038
Duke Energy Corp.	276,200	24,463
Edison International	264,300	14,621
Evergy, Inc.	207,400	12,313
Eversource Energy	393,000	26,858
NextEra Energy, Inc.	85,300	15,500
Xcel Energy, Inc.	209,500	10,988
Total		125,781

Electrical Equipment 1.02%
Emerson Electric Co.	75,700	5,111
Hubbell, Inc.	172,400	18,992
Total		24,103

Food & Staples Retailing 6.41%
Costco Wholesale Corp.	208,500	48,222
Sysco Corp.	490,100	33,033
Walgreens Boots Alliance, Inc.	389,619	32,989
Walmart, Inc.	383,970	37,494
Total		151,738

Food Products 1.83%
Flowers Foods, Inc.	572,800	11,336
Hormel Foods Corp.	197,400	8,901
J.M. Smucker Co. (The)	103,800	10,848
Kellogg Co.	190,500	12,125
Total		43,210

18	See Notes to Financial Statements.

Schedule of Investments (continued)

CALIBRATED DIVIDEND GROWTH FUND November 30, 2018

Investments	Shares	Fair Value (000)
Gas Utilities 0.57%
UGI Corp.	235,600	$13,535

Health Care Equipment & Supplies 5.86%
Abbott Laboratories	536,900	39,757
Becton, Dickinson & Co.	104,700	26,463
Medtronic plc (Ireland)(a)	618,503	60,323
West Pharmaceutical Services, Inc.	111,400	12,205
Total		138,748

Health Care Providers & Services 2.65%
AmerisourceBergen Corp.	260,000	23,114
CVS Health Corp.	493,000	39,539
Total		62,653

Hotels, Restaurants & Leisure 2.68%
McDonald’s Corp.	336,126	63,363

Household Products 4.02%
Church & Dwight Co., Inc.	95,200	6,301
Clorox Co. (The)	162,000	26,830
Kimberly-Clark Corp.	241,515	27,864
Procter & Gamble Co. (The)	361,200	34,137
Total		95,132

Industrial Conglomerates 3.25%
3M Co.	218,117	45,351
Roper Technologies, Inc.	106,200	31,604
Total		76,955

Information Technology Services 4.47%
Accenture plc Class A (Ireland)(a)	229,500	37,757
Automatic Data Processing, Inc.	251,400	37,061
International Business Machines Corp.	248,600	30,894
Total		105,712
Investments	Shares	Fair Value (000)
Insurance 3.79%
Chubb Ltd. (Switzerland)(a)	219,700	$29,383
RenaissanceRe Holdings Ltd.	72,100	9,561
Torchmark Corp.	203,800	17,610
Travelers Cos., Inc. (The)	253,900	33,101
Total		89,655

Machinery 2.92%
Caterpillar, Inc.	223,800	30,363
Cummins, Inc.	166,600	25,167
Pentair plc (United Kingdom)(a)	111,100	4,744
Stanley Black & Decker, Inc.	67,500	8,832
Total		69,106

Metals & Mining 1.04%
Nucor Corp.	408,600	24,684

Multi-Line Retail 1.28%
Target Corp.	427,600	30,342

Multi-Utilities 2.13%
Consolidated Edison, Inc.	156,300	12,559
Dominion Energy, Inc.	508,500	37,883
Total		50,442

Oil, Gas & Consumable Fuels 5.02%
Chevron Corp.	550,462	65,472
Exxon Mobil Corp.	129,100	10,264
Occidental Petroleum Corp.	465,297	32,696
ONEOK, Inc.	169,300	10,400
Total		118,832

Pharmaceuticals 1.85%
Johnson & Johnson	297,723	43,735

Professional Services 0.91%
Robert Half International, Inc.	348,700	21,560

See Notes to Financial Statements.	19

Schedule of Investments (continued)

CALIBRATED DIVIDEND GROWTH FUND November 30, 2018

Investments	Shares	Fair Value (000)
Road & Rail 3.84%
CSX Corp.	144,500	$10,495
J.B. Hunt Transport Services, Inc.	200,600	21,336
Union Pacific Corp.	383,400	58,959
Total		90,790

Semiconductors & Semiconductor Equipment 4.05%
Microchip Technology, Inc.	110,467	8,285
QUALCOMM, Inc.	612,126	35,662
Texas Instruments, Inc.	520,100	51,932
Total		95,879

Software 3.54%
CDK Global, Inc.	348,900	17,585
Microsoft Corp.	597,900	66,301
Total		83,886

Specialty Retail 3.39%
Lowe’s Cos., Inc.	522,675	49,325
TJX Cos., Inc. (The)	630,200	30,785
Total		80,110

Textiles, Apparel & Luxury Goods 2.12%
NIKE, Inc. Class B	668,000	50,180

Trading Companies & Distributors 0.82%
Fastenal Co.	327,600	19,414
Total Common Stocks (cost $2,102,199,423)		2,351,143
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.47%

Repurchase Agreement
Repurchase Agreement dated 11/30/2018, 1.25% due 12/3/2018 with Fixed Income Clearing Corp. collateralized by $11,865,000 of U.S. Treasury Note at 1.50% due 3/31/2023; value: $11,235,135; proceeds: $11,014,670 (cost $11,013,523)	$11,014	$11,014
Total Investments in Securities 99.82% (cost $2,113,212,946)		2,362,157
Other Assets in Excess of Liabilities(b) 0.18%		4,256
Net Assets 100.00%		$2,366,413

(a)	Foreign security traded in U.S. dollars.
(b)	Other Assets in Excess of Liabilities include net unrealized appreciation on futures contracts as follows:

Open Futures Contracts at November 30, 2018:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	December 2018	69	Long	$9,445,370	$9,516,135	$70,765

20	See Notes to Financial Statements.

Schedule of Investments (concluded)

CALIBRATED DIVIDEND GROWTH FUND November 30, 2018

The following is a summary of the inputs used as of November 30, 2018 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$2,351,143	$–	$–	$2,351,143
Short-Term Investment
Repurchase Agreement	–	11,014	–	11,014
Total	$2,351,143	$11,014	$–	$2,362,157

Other Financial Instruments
Futures Contracts
Assets	$71	$–	$–	$71
Liabilities	–	–	–	–
Total	$71	$–	$–	$71

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2018.

See Notes to Financial Statements.	21

Schedule of Investments

GROWTH OPPORTUNITIES FUND November 30, 2018

Investments	Shares	Fair Value (000)
COMMON STOCKS 98.25%

Aerospace & Defense 1.54%
TransDigm Group, Inc.*	33,814	$12,229

Air Freight & Logistics 0.97%
Expeditors International of Washington, Inc.	100,940	7,681

Banks 1.43%
First Republic Bank	55,612	5,514
Western Alliance Bancorp*	123,367	5,782
Total		11,296

Beverages 1.36%
Brown-Forman Corp. Class B	225,345	10,753

Biotechnology 3.92%
Amarin Corp. plc ADR*	93,071	1,675
AnaptysBio, Inc.*	36,311	2,708
BioMarin Pharmaceutical, Inc.*	94,696	9,094
Myovant Sciences Ltd. (United Kingdom)*(a)	202,618	3,740
Neurocrine Biosciences, Inc.*	50,772	4,482
Sarepta Therapeutics, Inc.*	33,576	4,347
Vertex Pharmaceuticals, Inc.*	27,930	5,050
Total		31,096

Building Products 1.45%
Allegion plc (Ireland)(a)	125,512	11,496

Capital Markets 4.11%
E*TRADE Financial Corp.	157,290	8,225
MarketAxess Holdings, Inc.	32,288	7,030
Moody’s Corp.	68,868	10,955
MSCI, Inc.	40,430	6,351
Total		32,561

Chemicals 1.81%
Ashland Global Holdings, Inc.	65,483	5,362
Axalta Coating Systems Ltd.*	148,288	3,712
FMC Corp.	63,315	5,239
Total		14,313
Investments	Shares	Fair Value (000)
Commercial Services & Supplies 2.02%
Cintas Corp.	35,029	$6,564
Healthcare Services Group, Inc.	200,702	9,473
Total		16,037

Communications Equipment 1.15%
Palo Alto Networks, Inc.*	52,539	9,087

Construction Materials 1.40%
Vulcan Materials Co.	104,923	11,091

Consumer Finance 0.80%
SLM Corp.*	613,965	6,305

Containers & Packaging 2.13%
Avery Dennison Corp.	101,444	9,779
Owens-Illinois, Inc.*	385,202	7,084
Total		16,863

Diversified Consumer Services 1.01%
Service Corp. International	172,422	7,966

Electrical Equipment 2.23%
AMETEK, Inc.	134,427	9,871
Hubbell, Inc.	70,666	7,785
Total		17,656

Electronic Equipment, Instruments & Components 1.44%
Keysight Technologies, Inc.*	93,344	5,771
Trimble, Inc.*	148,442	5,645
Total		11,416

Equity Real Estate Investment Trusts 1.69%
SBA Communications Corp.*	78,364	13,385

Health Care Equipment & Supplies 4.60%
ABIOMED, Inc.*	14,452	4,808
Align Technology, Inc.*	27,837	6,399
Edwards Lifesciences Corp.*	82,358	13,343
Insulet Corp.*	24,317	2,041
Teleflex, Inc.	35,857	9,876
Total		36,467

22	See Notes to Financial Statements.

Schedule of Investments (continued)

GROWTH OPPORTUNITIES FUND November 30, 2018

Investments	Shares	Fair Value (000)
Health Care Providers & Services 2.15%
Centene Corp.*	102,300	$14,552
Guardant Health, Inc.*	69,711	2,491
Total		17,043

Hotels, Restaurants & Leisure 4.32%
Aramark	304,293	11,581
Hilton Worldwide Holdings, Inc.	104,586	7,900
Norwegian Cruise Line Holdings Ltd.*	122,945	6,310
Vail Resorts, Inc.	30,216	8,436
Total		34,227

Household Durables 0.40%
Mohawk Industries, Inc.*	24,869	3,185

Household Products 1.25%
Church & Dwight Co., Inc.	150,041	9,931

Industrial Conglomerates 1.46%
Roper Technologies, Inc.	38,825	11,554

Information Technology Services 9.64%
DXC Technology Co.	88,832	5,600
Euronet Worldwide, Inc.*	72,298	8,503
Fidelity National Information Services, Inc.	110,467	11,925
FleetCor Technologies, Inc.*	35,773	6,918
Global Payments, Inc.	140,364	15,694
GoDaddy, Inc. Class A*	129,947	8,480
Square, Inc. Class A*	22,406	1,565
Total System Services, Inc.	95,662	8,358
Worldpay, Inc. Class A*	109,144	9,366
Total		76,409

Insurance 1.52%
Goosehead Insurance, Inc. Class A*	212,950	5,413
RenaissanceRe Holdings Ltd.	50,159	6,652
Total		12,065
Investments	Shares	Fair Value (000)
Interactive Media & Services 1.76%
IAC/InterActiveCorp.*	55,610	$9,896
Twitter, Inc.*	129,093	4,060
Total		13,956

Internet & Direct Marketing Retail 0.48%
GrubHub, Inc.*	48,874	3,826

Life Sciences Tools & Services 3.98%
Agilent Technologies, Inc.	119,690	8,659
Charles River Laboratories International, Inc.*	74,468	10,042
Illumina, Inc.*	11,765	3,971
Mettler-Toledo International, Inc.*	13,949	8,881
Total		31,553

Machinery 4.18%
Fortive Corp.	173,595	13,205
IDEX Corp.	78,514	10,788
Stanley Black & Decker, Inc.	69,914	9,148
Total		33,141

Multi-Line Retail 2.70%
Dollar General Corp.	120,217	13,343
Dollar Tree, Inc.*	92,555	8,031
Total		21,374

Oil, Gas & Consumable Fuels 1.26%
Cimarex Energy Co.	74,285	6,090
Parsley Energy, Inc. Class A*	192,410	3,873
Total		9,963

Pharmaceuticals 1.66%
Elanco Animal Health, Inc.*	124,579	4,162
Zoetis, Inc.	95,874	9,000
Total		13,162

Professional Services 0.99%
CoStar Group, Inc.*	21,284	7,862

See Notes to Financial Statements.	23

Schedule of Investments (continued)

GROWTH OPPORTUNITIES FUND November 30, 2018

Investments	Shares	Fair Value (000)
Road & Rail 1.76%
Genesee & Wyoming, Inc. Class A*	78,823	$6,564
J.B. Hunt Transport Services, Inc.	69,623	7,405
Total		13,969

Semiconductors & Semiconductor Equipment 5.71%
Advanced Micro Devices, Inc.*	234,718	5,000
Analog Devices, Inc.	90,197	8,291
Lam Research Corp.	49,837	7,822
MACOM Technology Solutions Holdings, Inc.*	134,636	2,393
Marvell Technology Group Ltd.	180,456	2,907
Microchip Technology, Inc.	56,721	4,254
Skyworks Solutions, Inc.	56,855	4,137
Universal Display Corp.	43,573	4,002
Xilinx, Inc.	69,923	6,466
Total		45,272

Software 10.18%
Anaplan, Inc.*	92,179	2,581
New Relic, Inc.*	62,578	5,456
PTC, Inc.*	53,164	4,598
Red Hat, Inc.*	77,065	13,761
RingCentral, Inc. Class A*	108,559	9,000
ServiceNow, Inc.*	102,102	18,916
Splunk, Inc.*	108,345	12,105
Ultimate Software Group, Inc. (The)*	53,806	14,201
Total		80,618

Specialty Retail 6.09%
Burlington Stores, Inc.*	86,485	14,336
O’Reilly Automotive, Inc.*	40,277	13,967
Tractor Supply Co.	97,103	9,238
Ulta Salon, Cosmetics & Fragrance, Inc.*	35,879	10,684
Total		48,225
Investments	Shares	Fair Value (000)
Technology Hardware, Storage & Peripherals 0.88%
NetApp, Inc.	104,562	$6,992

Textiles, Apparel & Luxury Goods 0.82%
Carter’s, Inc.	70,137	6,488
Total Common Stocks (cost $663,725,741)		778,513

	Principal Amount (000)
SHORT-TERM INVESTMENT 1.76%

Repurchase Agreement
Repurchase Agreement dated 11/30/2018, 1.25% due 12/3/2018 with Fixed Income Clearing Corp. collateralized by $14,215,000 of U.S. Treasury Note at 2.625% due 2/28/2023; value: $14,176,108; proceeds: $13,895,413 (cost $13,893,966)	$13,894	$13,894
Total Investments in Securities 100.01% (cost $677,619,707)		792,407
Liabilities in Excess of Other Assets (0.01)%		(52)
Net Assets 100.00%		$792,355

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

24	See Notes to Financial Statements.

Schedule of Investments (concluded)

GROWTH OPPORTUNITIES FUND November 30, 2018

The following is a summary of the inputs used as of November 30, 2018 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$778,513	$–	$–	$778,513
Short-Term Investment
Repurchase Agreement	–	13,894	–	13,894
Total	$778,513	$13,894	$–	$792,407

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2018.

See Notes to Financial Statements.	25

Schedule of Investments

SMALL CAP VALUE FUND November 30, 2018

Investments	Shares	Fair Value (000)
COMMON STOCKS 98.25%

Aerospace & Defense 2.29%
Teledyne Technologies, Inc.*	93,194	$20,930

Banks 10.39%
CenterState Bank Corp.	757,318	18,941
First Merchants Corp.	506,153	21,279
Renasant Corp.	341,952	12,498
Seacoast Banking Corp. of Florida*	558,321	16,191
Western Alliance Bancorp*	299,432	14,034
Wintrust Financial Corp.	157,843	12,209
Total		95,152

Beverages 2.86%
Cott Corp.	1,763,665	26,190

Building Products 2.76%
Advanced Drainage Systems, Inc.	285,608	7,788
Gibraltar Industries, Inc.*	482,491	17,447
Total		25,235

Capital Markets 0.49%
BrightSphere Investment Group plc (United Kingdom)(a)	343,304	4,521

Chemicals 3.20%
PolyOne Corp.	372,084	12,509
Valvoline, Inc.	794,349	16,753
Total		29,262

Commercial Services & Supplies 0.95%
SP Plus Corp.*	286,477	8,683

Communications Equipment 1.64%
Plantronics, Inc.	329,237	15,069

Construction & Engineering 3.51%
Dycom Industries, Inc.*	94,904	6,289
EMCOR Group, Inc.	168,201	12,255
Primoris Services Corp.	562,905	13,594
Total		32,138
Investments	Shares	Fair Value (000)
Containers & Packaging 3.43%
AptarGroup, Inc.	164,785	$17,146
Berry Global Group, Inc.*	283,321	14,257
Total		31,403

Electric: Utilities 2.74%
IDACORP, Inc.	255,125	25,064

Electronic Equipment, Instruments & Components 4.35%
Belden, Inc.	164,479	9,175
FLIR Systems, Inc.	263,854	12,100
Littelfuse, Inc.	96,980	18,557
Total		39,832

Entertainment 1.04%
IMAX Corp. (Canada)*(a)	511,959	9,502

Equity Real Estate Investment Trusts 3.15%
First Industrial Realty Trust, Inc.	633,885	20,322
Pebblebrook Hotel Trust	243,611	8,507
Total		28,829

Food & Staples Retailing 1.74%
Sprouts Farmers Market, Inc.*	693,581	15,966

Health Care Equipment & Supplies 4.94%
Avanos Medical, Inc.*	214,548	10,236
Hill-Rom Holdings, Inc.	164,813	15,980
Integra LifeSciences Holdings Corp.*	183,412	9,837
LivaNova plc (United Kingdom)*(a)	90,650	9,173
Total		45,226

Health Care Providers & Services 1.46%
Encompass Health Corp.	111,986	8,423
Molina Healthcare, Inc.*	35,280	4,929
Total		13,352

26	See Notes to Financial Statements.

Schedule of Investments (continued)

SMALL CAP VALUE FUND November 30, 2018

Investments	Shares	Fair Value (000)
Hotels, Restaurants & Leisure 3.64%
Churchill Downs, Inc.	40,321	$11,200
Denny’s Corp.*	671,010	11,099
Dunkin’ Brands Group, Inc.	149,614	11,071
Total		33,370

Information Technology Services 4.73%
Booz Allen Hamilton Holding Corp.	472,509	24,245
Conduent, Inc.*	1,484,648	19,033
Total		43,278

Insurance 4.08%
Argo Group International Holdings Ltd.	322,318	22,343
Goosehead Insurance, Inc. Class A*	143,534	3,649
RenaissanceRe Holdings Ltd.	85,810	11,379
Total		37,371

Life Sciences Tools & Services 7.83%
Cambrex Corp.*	358,876	17,165
Charles River Laboratories International, Inc.*	168,730	22,753
Codexis, Inc.*	718,119	15,741
Syneos Health, Inc.*	310,141	16,041
Total		71,700

Machinery 7.65%
Columbus McKinnon Corp.	464,954	16,180
Crane Co.	166,590	14,388
Federal Signal Corp.	1,138,510	26,710
Milacron Holdings Corp.*	896,342	12,773
Total		70,051

Metals & Mining 1.56%
Reliance Steel & Aluminum Co.	177,544	14,283

Oil, Gas & Consumable Fuels 2.10%
Centennial Resource Development, Inc. Class A*	707,884	10,987
Parsley Energy, Inc. Class A*	410,697	8,267
Total		19,254
Investments	Shares	Fair Value (000)
Paper & Forest Products 1.28%
Neenah, Inc.	170,401	$11,737

Pharmaceuticals 0.99%
Catalent, Inc.*	228,553	9,062

Professional Services 1.09%
ICF International, Inc.	142,396	9,972

Semiconductors & Semiconductor Equipment 2.36%
Brooks Automation, Inc.	404,178	12,271
Entegris, Inc.	318,038	9,350
Total		21,621

Software 3.98%
Altair Engineering, Inc. Class A*	365,925	11,823
FireEye, Inc.*	752,629	15,060
Paylocity Holding Corp.*	142,070	9,530
Total		36,413

Specialty Retail 0.53%
Advance Auto Parts, Inc.	27,525	4,892

Textiles, Apparel & Luxury Goods 5.49%
Oxford Industries, Inc.	159,505	12,822
Steven Madden Ltd.	442,966	14,277
Wolverine World Wide, Inc.	669,307	23,158
Total		50,257
Total Common Stocks (cost $713,795,053)		899,615

See Notes to Financial Statements.	27

Schedule of Investments (concluded)

SMALL CAP VALUE FUND November 30, 2018

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 2.02%

Repurchase Agreement
Repurchase Agreement dated 11/30/2018, 1.25% due 12/3/2018 with Fixed Income Clearing Corp. collateralized by $18,860,000 of U.S. Treasury Note at 2.625% due 2/28/2023; value: $18,808,399; proceeds: $18,437,226 (cost $18,435,306)	$18,435	$18,435
Total Investments in Securities 100.27% (cost $732,230,359)		918,050
Liabilities in Excess of Cash and Other Assets (0.27)%		(2,442)
Net Assets 100.00%		$915,608

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of November 30, 2018 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$899,615	$–	$–	$899,615
Short-Term Investment
Repurchase Agreement	–	18,435	–	18,435
Total	$899,615	$18,435	$–	$918,050

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2018.

28	See Notes to Financial Statements.

Statements of Assets and Liabilities

November 30, 2018

	Calibrated Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
ASSETS:
Investments in securities, at cost	$2,113,212,946	$677,619,707	$732,230,359
Investments in securities, at fair value	$2,362,157,023	$792,407,087	$918,050,051
Cash	–	–	235,923
Deposits with brokers for futures collateral	414,000	–	–
Receivables:
Interest and dividends	6,275,561	630,122	747,273
Investment securities sold	1,890,551	1,827,415	–
Capital shares sold	2,794,517	287,154	368,973
Variation margin for futures contracts	48,543	–	–
From advisor (See Note 3)	19,283	–	–
Prepaid expenses and other assets	70,920	58,668	57,842
Total assets	2,373,670,398	795,210,446	919,460,062
LIABILITIES:
Payables:
Capital shares reacquired	2,903,892	682,258	2,224,344
Investment securities purchased	1,903,798	1,261,037	224,283
Management fee	1,032,167	480,120	569,285
Directors’ fees	364,422	116,169	405,395
12b-1 distribution plan	507,141	102,776	112,105
Fund administration	76,207	25,606	30,362
Accrued expenses	469,276	187,163	286,092
Total liabilities	7,256,903	2,855,129	3,851,866
NET ASSETS	$2,366,413,495	$792,355,317	$915,608,196
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,973,641,123	$644,764,261	$606,203,814
Total distributable earnings	392,772,372	147,591,056	309,404,382
Net Assets	$2,366,413,495	$792,355,317	$915,608,196

See Notes to Financial Statements.	29

Statements of Assets and Liabilities (concluded)

November 30, 2018

	Calibrated Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund

Net assets by class:
Class A Shares	$1,627,632,967	$333,638,373	$327,333,160
Class C Shares	$230,385,194	$26,129,991	$11,330,632
Class F Shares	$241,282,005	$20,839,840	$21,981,354
Class F3 Shares	$188,484,269	$6,803,726	$33,319,484
Class I Shares	$42,697,727	$373,707,576	$466,928,241
Class P Shares	$1,662,529	$2,788,703	$25,895,112
Class R2 Shares	$1,266,851	$865,280	$655,861
Class R3 Shares	$17,079,042	$17,397,047	$6,080,127
Class R4 Shares	$4,330,956	$895,608	$1,850,531
Class R5 Shares	$248,199	$70,820	$13,322
Class R6 Shares	$11,343,756	$9,218,353	$20,220,372
Outstanding shares by class:
Class A Shares (400, 100 and 300 million shares of common stock authorized, $.001 par value)	103,310,127	15,548,478	15,996,238
Class C Shares (40, 20 and 20 million shares of common stock authorized, $.001 par value)	14,823,194	1,640,255	984,906
Class F Shares (100, 30 and 30 million shares of common stock authorized, $.001 par value)	15,303,258	933,215	1,066,548
Class F3 Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	11,810,914	277,318	1,366,309
Class I Shares (100, 30 and 200 million shares of common stock authorized, $.001 par value)	2,684,539	15,309,699	19,233,995
Class P Shares (20, 20 and 50 million shares of common stock authorized, $.001 par value)	104,996	133,429	1,333,736
Class R2 Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	79,676	42,444	34,150
Class R3 Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	1,089,703	835,941	311,765
Class R4 Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	275,173	41,737	90,400
Class R5 Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	15,611	2,899	548
Class R6 Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	710,979	375,808	829,289
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$15.75	$21.46	$20.46
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$16.71	$22.77	$21.71
Class C Shares-Net asset value	$15.54	$15.93	$11.50
Class F Shares-Net asset value	$15.77	$22.33	$20.61
Class F3 Shares-Net asset value	$15.96	$24.53	$24.39
Class I Shares-Net asset value	$15.91	$24.41	$24.28
Class P Shares-Net asset value	$15.83	$20.90	$19.42
Class R2 Shares-Net asset value	$15.90	$20.39	$19.21
Class R3 Shares-Net asset value	$15.67	$20.81	$19.50
Class R4 Shares-Net asset value	$15.74	$21.46	$20.47
Class R5 Shares-Net asset value	$15.90	$24.43	$24.31
Class R6 Shares-Net asset value	$15.96	$24.53	$24.38

30	See Notes to Financial Statements.

Statements of Operations

For the Year Ended November 30, 2018

	Calibrated Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
Investment income:
Dividends (net of foreign withholding taxes of $0, $0 and $67,691, respectively)	$59,951,070	$4,956,726	$8,977,290
Interest and other	98,171	102,590	170,649
Interest earned from Interfund Lending (See Note 11)	–	–	960
Total investment income	60,049,241	5,059,316	9,148,899
Expenses:
Management fee	13,490,878	5,551,203	8,146,064
12b-1 distribution plan-Class A	4,064,421	859,933	891,496
12b-1 distribution plan-Class B	4,242	1,775	341
12b-1 distribution plan-Class C	2,596,262	346,030	180,709
12b-1 distribution plan-Class F	233,227	21,165	23,101
12b-1 distribution plan-Class P	7,447	11,775	142,044
12b-1 distribution plan-Class R2	7,824	7,224	3,876
12b-1 distribution plan-Class R3	90,746	94,094	35,500
12b-1 distribution plan-Class R4	9,940	2,521	5,784
12b-1 distribution plan-Class T	18	–	–
Shareholder servicing	1,934,510	603,301	956,580
Fund administration	955,296	296,064	434,457
Registration	230,067	153,013	162,980
Reports to shareholders	198,879	55,448	62,678
Professional	75,495	53,534	60,670
Directors’ fees	78,216	24,026	36,857
Custody	54,487	15,016	21,279
Other	108,059	75,544	103,877
Gross expenses	24,140,014	8,171,666	11,268,293
Expense reductions (See Note 9)	(45,200)	(8,862)	(16,394)
Fees waived and expenses reimbursed (See Note 3)	(919,940)	–	–
Net expenses	23,174,874	8,162,804	11,251,899
Net investment income (loss)	36,874,367	(3,103,488)	(2,103,000)
Net realized and unrealized gain (loss):
Net realized gain on investments	154,496,740	36,545,816	141,269,867
Net realized gain on futures contracts	1,410,577	–	–
Net realized gain on foreign currency related transactions	55,974	320	–
Net change in unrealized appreciation/depreciation on investments	(83,847,853)	(1,411,098)	(135,048,489)
Net change in unrealized appreciation/depreciation on futures contracts	(433,818)	–	–
Net realized and unrealized gain	71,681,620	35,135,038	6,221,378
Net Increase in Net Assets Resulting From Operations	$108,555,987	$32,031,550	$4,118,378

See Notes to Financial Statements.	31

Statements of Changes in Net Assets

	Calibrated Dividend Growth Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
Operations:
Net investment income (loss)	$36,874,367	$38,410,812
Net realized gain on investments, futures contracts and foreign currency related transactions	155,963,291	143,219,517
Net change in unrealized appreciation/depreciation on investments and futures contracts	(84,281,671)	233,515,110
Net increase in net assets resulting from operations	108,555,987	415,145,439
Distributions to shareholders from:(1)
Class A	(126,545,657)	(133,221,728)
Class B	(132,851)	(886,696)
Class C	(20,135,957)	(22,437,229)
Class F	(19,052,991)	(25,555,628)
Class F3	(13,955,362)	(6,114)
Class I	(3,375,520)	(1,434,487)
Class P	(131,367)	(143,288)
Class R2	(95,594)	(82,488)
Class R3	(1,554,876)	(1,942,531)
Class R4	(244,666)	(42,946)
Class R5	(16,214)	(25,337)
Class R6	(1,038,985)	(168,535)
Class T	(797)	(43)
Total distributions to shareholders	(186,280,837)	(185,947,050)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	322,788,033	816,611,495
Reinvestment of distributions	176,723,182	174,564,862
Cost of shares reacquired	(529,436,900)	(967,316,028)
Net increase (decrease) in net assets resulting from capital share transactions	(29,925,685)	23,860,329
Net increase (decrease) in net assets	(107,650,535)	253,058,718
NET ASSETS:
Beginning of year	$2,474,064,030	$2,221,005,312
End of year	$2,366,413,495	$2,474,064,030
Undistributed (distributions in excess of) net investment income(2)	$–	$–

(1)	The SEC eliminated the requirement to disclose the source of distributions paid in 2018. For the year ended November 30, 2017, the source of distributions was as follows:
	–	Calibrated Dividend Growth net investment income - Class A $(29,033,647), Class B $(69,254), Class C $(3,174,643), Class F $(7,220,751), Class F3 $(6,114), Class I $(248,829), Class P $(27,066), Class R2 $(16,969), Class R3 $(344,531), Class R4 $(22,303), Class R5 $(4,917), Class R6 $(153,496) and Class T $(43). Net realized gain - Class A $(104,188,081), Class B $(817,442), Class C $(19,262,586), Class F $(18,334,877), Class I $(1,185,658), Class P $(116,222), Class R2 $(65,519), Class R3 $(1,598,000), Class R4 $(20,643), Class R5 $(20,420), and Class R6 $(15,039).
	–	For Growth Opportunities Fund, the 2017 dollar amounts represents net realized gain.
	–	For Small Cap Value Fund, the 2017 dollar amounts represents net realized gain.
(2)	The SEC eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018. For the year ended November 30, 2017, the undistributed (distributions in excess of) net investment income was as follows:
	–	Calibrated Dividend Fund $7,358,267, Growth Opportunities Fund $(109,641) and Small Cap Value Fund $165,189.

32	See Notes to Financial Statements.

Growth Opportunities Fund		Small Cap Value Fund
For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017

$(3,103,488)	$(2,357,473)	$(2,103,000)	$798,611

36,546,136	47,988,279	141,269,867	133,292,790

(1,411,098)	54,237,626	(135,048,489)	(28,233,811)
32,031,550	99,868,432	4,118,378	105,857,590

(28,549,207)	(10,895,019)	(47,222,302)	(52,171,970)
(86,592)	(130,964)	(31,048)	(192,744)
(4,578,110)	(1,937,165)	(5,116,270)	(6,241,995)
(1,671,970)	(662,692)	(2,930,151)	(4,698,343)
(453,908)	–	(3,523,248)	–
(409,334)	(2,607,713)	(66,476,918)	(74,890,188)
(224,141)	(77,855)	(4,514,604)	(6,099,904)
(122,850)	(32,656)	(88,595)	(49,795)
(1,768,118)	(763,399)	(984,885)	(967,254)
(86,785)	(3,534)	(435,819)	(155,713)
(4,974)	(268)	(37,155)	(1,722)
(4,845,357)	(1,431)	(2,448,692)	(3,289,718)
–	–	–	–
(42,801,346)	(17,112,696)	(133,809,687)	(148,759,346)

430,451,999	181,056,187	109,697,863	236,136,556
40,908,912	16,255,134	126,612,036	138,506,665
(183,918,203)	(320,236,471)	(351,422,496)	(422,153,613)

287,442,708	(122,925,150)	(115,112,597)	(47,510,392)
276,672,912	(40,169,414)	(244,803,906)	(90,412,148)

$515,682,405	$555,851,819	$1,160,412,102	$1,250,824,250
$792,355,317	$515,682,405	$915,608,196	$1,160,412,102

$–	$–	$–	$–

See Notes to Financial Statements.	33

Financial Highlights

CALIBRATED DIVIDEND GROWTH FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2018	$16.26	$0.24	$ 0.48	$ 0.72	$(0.24)	$(0.99)	$(1.23)
11/30/2017	14.82	0.25	2.43	2.68	(0.27)	(0.97)	(1.24)
11/30/2016	14.42	0.27	1.38	1.65	(0.25)	(1.00)	(1.25)
11/30/2015	16.97	0.26	(0.46)	(0.20)	(0.26)	(2.09)	(2.35)
11/30/2014	15.57	0.25	1.75	2.00	(0.24)	(0.36)	(0.60)

Class C
11/30/2018	16.06	0.12	0.47	0.59	(0.12)	(0.99)	(1.11)
11/30/2017	14.64	0.14	2.41	2.55	(0.16)	(0.97)	(1.13)
11/30/2016	14.27	0.17	1.35	1.52	(0.15)	(1.00)	(1.15)
11/30/2015	16.81	0.15	(0.45)	(0.30)	(0.15)	(2.09)	(2.24)
11/30/2014	15.44	0.14	1.72	1.86	(0.13)	(0.36)	(0.49)

Class F
11/30/2018	16.26	0.28	0.49	0.77	(0.27)	(0.99)	(1.26)
11/30/2017	14.80	0.28	2.44	2.72	(0.29)	(0.97)	(1.26)
11/30/2016	14.41	0.31	1.35	1.66	(0.27)	(1.00)	(1.27)
11/30/2015	16.96	0.29	(0.47)	(0.18)	(0.28)	(2.09)	(2.37)
11/30/2014	15.56	0.28	1.74	2.02	(0.26)	(0.36)	(0.62)

Class F3
11/30/2018	16.45	0.30	0.48	0.78	(0.28)	(0.99)	(1.27)
4/4/2017 to 11/30/2017(c)	14.66	0.24	1.70	1.94	(0.15)	–	(0.15)

Class I
11/30/2018	16.41	0.29	0.48	0.77	(0.28)	(0.99)	(1.27)
11/30/2017	14.93	0.33	2.42	2.75	(0.30)	(0.97)	(1.27)
11/30/2016	14.52	0.31	1.38	1.69	(0.28)	(1.00)	(1.28)
11/30/2015	17.07	0.30	(0.46)	(0.16)	(0.30)	(2.09)	(2.39)
11/30/2014	15.66	0.30	1.75	2.05	(0.28)	(0.36)	(0.64)

Class P
11/30/2018	16.34	0.21	0.48	0.69	(0.21)	(0.99)	(1.20)
11/30/2017	14.88	0.22	2.44	2.66	(0.23)	(0.97)	(1.20)
11/30/2016	14.47	0.24	1.39	1.63	(0.22)	(1.00)	(1.22)
11/30/2015	17.02	0.24	(0.47)	(0.23)	(0.23)	(2.09)	(2.32)
11/30/2014	15.62	0.23	1.74	1.97	(0.21)	(0.36)	(0.57)

Class R2
11/30/2018	16.40	0.19	0.49	0.68	(0.19)	(0.99)	(1.18)
11/30/2017	14.93	0.20	2.46	2.66	(0.22)	(0.97)	(1.19)
11/30/2016	14.52	0.22	1.38	1.60	(0.19)	(1.00)	(1.19)
11/30/2015	17.05	0.21	(0.46)	(0.25)	(0.19)	(2.09)	(2.28)
11/30/2014	15.65	0.20	1.75	1.95	(0.19)	(0.36)	(0.55)

34	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$15.75	4.72	0.94		0.97		1.57		$1,627,633	51
16.26	19.35	0.92		1.04		1.70		1,671,580	58
14.82	12.60	0.85		1.06		1.92		1,604,257	70
14.42	(1.34)	0.85		1.07		1.80		1,498,459	58
16.97	13.28	0.85		1.07		1.62		1,663,444	73

15.54	3.90	1.70		1.73		0.81		230,385	51
16.06	18.57	1.66		1.79		0.96		295,025	58
14.64	11.71	1.60		1.81		1.19		291,842	70
14.27	(2.03)	1.60		1.82		1.06		245,055	58
16.81	12.42	1.59		1.81		0.87		272,167	73

15.77	5.00	0.70		0.82		1.82		241,282	51
16.26	19.71	0.70		0.89		1.92		245,916	58
14.80	12.72	0.70		0.91		2.18		266,399	70
14.41	(1.20)	0.70		0.92		1.95		99,737	58
16.96	13.46	0.70		0.92		1.77		123,836	73

15.96	5.07	0.62		0.65		1.91		188,484	51
16.45	13.31 (d)	0.59	(e)	0.70	(e)	2.34	(e)	176,087	58

15.91	4.93	0.69		0.72		1.82		42,698	51
16.41	19.77	0.66		0.79		2.17		43,186	58
14.93	12.86	0.60		0.81		2.18		18,315	70
14.52	(1.09)	0.60		0.82		2.05		15,507	58
17.07	13.54	0.60		0.82		1.89		17,061	73

15.83	4.48	1.15		1.17		1.36		1,663	51
16.34	19.16	1.12		1.24		1.50		1,794	58
14.88	12.40	1.05		1.26		1.71		1,782	70
14.47	(1.56)	1.05		1.27		1.60		1,834	58
17.02	13.03	1.05		1.27		1.42		2,714	73

15.90	4.38	1.30		1.32		1.22		1,267	51
16.40	19.01	1.27		1.39		1.37		1,335	58
14.93	12.16	1.20		1.41		1.57		1,010	70
14.52	(1.69)	1.20		1.42		1.44		1,108	58
17.05	12.86	1.20		1.42		1.26		1,940	73

See Notes to Financial Statements.	35

Financial Highlights (concluded)

CALIBRATED DIVIDEND GROWTH FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2018	$16.19	$0.20	$ 0.47	$ 0.67	$(0.20)	$(0.99)	$(1.19)
11/30/2017	14.75	0.22	2.42	2.64	(0.23)	(0.97)	(1.20)
11/30/2016	14.36	0.24	1.36	1.60	(0.21)	(1.00)	(1.21)
11/30/2015	16.91	0.23	(0.46)	(0.23)	(0.23)	(2.09)	(2.32)
11/30/2014	15.52	0.22	1.74	1.96	(0.21)	(0.36)	(0.57)

Class R4
11/30/2018	16.25	0.25	0.48	0.73	(0.25)	(0.99)	(1.24)
11/30/2017	14.81	0.26	2.42	2.68	(0.27)	(0.97)	(1.24)
11/30/2016	14.42	0.31	1.34	1.65	(0.26)	(1.00)	(1.26)
6/30/2015 to 11/30/2015(f)	14.37	0.11	0.01	0.12	(0.07)	–	(0.07)

Class R5
11/30/2018	16.40	0.29	0.48	0.77	(0.28)	(0.99)	(1.27)
11/30/2017	14.93	0.28	2.46	2.74	(0.30)	(0.97)	(1.27)
11/30/2016	14.52	0.34	1.35	1.69	(0.28)	(1.00)	(1.28)
6/30/2015 to 11/30/2015(f)	14.46	0.13	0.01	0.14	(0.08)	–	(0.08)

Class R6
11/30/2018	16.44	0.30	0.49	0.79	(0.28)	(0.99)	(1.27)
11/30/2017	14.95	0.31	2.45	2.76	(0.30)	(0.97)	(1.27)
11/30/2016	14.52	0.43	1.28	1.71	(0.28)	(1.00)	(1.28)
6/30/2015 to 11/30/2015(f)	14.46	0.13	0.01	0.14	(0.08)	–	(0.08)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.

36	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$15.67	4.48		1.19		1.22		1.31		$17,079	51
16.19	19.10		1.14		1.27		1.47		21,399	58
14.75	12.32		1.09		1.30		1.69		23,998	70
14.36	(1.57)		1.08		1.30		1.57		22,189	58
16.91	13.05		1.09		1.31		1.38		23,187	73

15.74	4.75		0.94		0.97		1.61		4,331	51
16.25	19.42		0.93		1.04		1.71		2,171	58
14.81	12.60		0.84		1.06		2.14		316	70
14.42	0.85	(d)	0.85	(e)	1.07	(e)	1.85	(e)	10	58

15.90	5.00		0.69		0.72		1.84		248	51
16.40	19.71		0.66		0.79		1.88		201	58
14.93	12.86		0.59		0.81		2.38		314	70
14.52	0.98	(d)	0.60	(e)	0.82	(e)	2.11	(e)	10	58

15.96	5.06		0.62		0.65		1.89		11,344	51
16.44	19.84		0.62		0.73		2.05		13,163	58
14.95	13.03		0.49		0.70		2.99		235	70
14.52	0.98	(d)	0.49	(e)	0.70	(e)	2.22	(e)	10	58

See Notes to Financial Statements.	37

Financial Highlights

GROWTH OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
Class A
11/30/2018	$22.21	$(0.11)	$1.20	$ 1.09	$(1.84)	$21.46
11/30/2017	18.91	(0.09)	3.97	3.88	(0.58)	22.21
11/30/2016	21.48	(0.07)	0.04	(0.03)	(2.54)	18.91
11/30/2015	23.75	(0.10)	1.09	0.99	(3.26)	21.48
11/30/2014	25.70	(0.09)	2.40	2.31	(4.26)	23.75

Class C
11/30/2018	17.08	(0.20)	0.89	0.69	(1.84)	15.93
11/30/2017	14.78	(0.18)	3.06	2.88	(0.58)	17.08
11/30/2016	17.48	(0.16)	–	(0.16)	(2.54)	14.78
11/30/2015	20.06	(0.21)	0.89	0.68	(3.26)	17.48
11/30/2014	22.49	(0.21)	2.04	1.83	(4.26)	20.06

Class F
11/30/2018	23.00	(0.08)	1.25	1.17	(1.84)	22.33
11/30/2017	19.54	(0.06)	4.10	4.04	(0.58)	23.00
11/30/2016	22.08	(0.04)	0.04	–	(2.54)	19.54
11/30/2015	24.29	(0.07)	1.12	1.05	(3.26)	22.08
11/30/2014	26.15	(0.06)	2.46	2.40	(4.26)	24.29

Class F3
11/30/2018	25.05	(0.04)	1.36	1.32	(1.84)	24.53
4/4/2017 to 11/30/2017(c)	21.60	–	3.45	3.45	–	25.05

Class I
11/30/2018	24.95	(0.05)	1.35	1.30	(1.84)	24.41
11/30/2017	21.12	(0.06)	4.47	4.41	(0.58)	24.95
11/30/2016	23.63	(0.03)	0.06	0.03	(2.54)	21.12
11/30/2015	25.75	(0.05)	1.19	1.14	(3.26)	23.63
11/30/2014	27.45	(0.04)	2.60	2.56	(4.26)	25.75

Class P
11/30/2018	21.72	(0.15)	1.17	1.02	(1.84)	20.90
11/30/2017	18.54	(0.12)	3.88	3.76	(0.58)	21.72
11/30/2016	21.15	(0.11)	0.04	(0.07)	(2.54)	18.54
11/30/2015	23.48	(0.14)	1.07	0.93	(3.26)	21.15
11/30/2014	25.49	(0.13)	2.38	2.25	(4.26)	23.48

Class R2
11/30/2018	21.26	(0.18)	1.15	0.97	(1.84)	20.39
11/30/2017	18.19	(0.15)	3.80	3.65	(0.58)	21.26
11/30/2016	20.83	(0.13)	0.03	(0.10)	(2.54)	18.19
11/30/2015	23.20	(0.17)	1.06	0.89	(3.26)	20.83
11/30/2014	25.27	(0.16)	2.35	2.19	(4.26)	23.20

38	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses (%)		Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

5.41	1.18		(0.51)	$333,638	55
21.17	1.26		(0.43)	348,028	73
0.37	1.29		(0.39)	356,816	117
4.78	1.28		(0.46)	409,626	97
10.41	1.31		(0.41)	419,614	207

4.61	1.93		(1.27)	26,130	55
20.28	2.00		(1.17)	42,858	73
(0.39)	2.03		(1.14)	50,084	117
4.00	2.02		(1.20)	61,670	97
9.63	2.02		(1.11)	62,897	207

5.53	1.03		(0.36)	20,840	55
21.36	1.11		(0.29)	21,021	73
0.52	1.14		(0.23)	22,020	117
4.95	1.13		(0.31)	21,956	97
10.60	1.13		(0.24)	20,503	207

5.73	0.85		(0.18)	6,804	55
15.97 (f)	0.87	(d)	0.01 (d)	6,105	73

5.67	0.91		(0.20)	373,708	55
21.47	1.03		(0.30)	5,258	73
0.62	1.04		(0.14)	94,899	117
5.07	1.03		(0.19)	101,063	97
10.70	1.03		(0.16)	200,573	207

5.19	1.38		(0.71)	2,789	55
20.94	1.46		(0.62)	2,642	73
0.17	1.49		(0.59)	2,517	117
4.56	1.48		(0.66)	3,998	97
10.23	1.48		(0.58)	4,521	207

5.00	1.53		(0.87)	865	55
20.73	1.60		(0.78)	1,415	73
0.01	1.64		(0.74)	1,012	117
4.42	1.63		(0.80)	941	97
10.06	1.63		(0.72)	1,063	207

See Notes to Financial Statements.	39

Financial Highlights (concluded)

GROWTH OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
Class R3
11/30/2018	$21.64	$(0.16)	$ 1.17	$ 1.01	$(1.84)	$20.81
11/30/2017	18.49	(0.13)	3.86	3.73	(0.58)	21.64
11/30/2016	21.11	(0.11)	0.03	(0.08)	(2.54)	18.49
11/30/2015	23.44	(0.15)	1.08	0.93	(3.26)	21.11
11/30/2014	25.47	(0.14)	2.37	2.23	(4.26)	23.44

Class R4
11/30/2018	22.21	(0.11)	1.20	1.09	(1.84)	21.46
11/30/2017	18.91	(0.08)	3.96	3.88	(0.58)	22.21
11/30/2016	21.48	(0.02)	(0.01)	(0.03)	(2.54)	18.91
6/30/2015 to 11/30/2015(e)	22.27	(0.04)	(0.75)	(0.79)	–	21.48

Class R5
11/30/2018	24.97	(0.06)	1.36	1.30	(1.84)	24.43
11/30/2017	21.13	(0.04)	4.46	4.42	(0.58)	24.97
11/30/2016	23.64	(0.02)	0.05	0.03	(2.54)	21.13
6/30/2015 to 11/30/2015(e)	24.48	(0.02)	(0.82)	(0.84)	–	23.64

Class R6
11/30/2018	25.05	(0.07)	1.39	1.32	(1.84)	24.53
11/30/2017	21.18	–	4.45	4.45	(0.58)	25.05
11/30/2016	23.65	0.01	0.06	0.07	(2.54)	21.18
6/30/2015 to 11/30/2015(e)	24.48	(0.01)	(0.82)	(0.83)	–	23.65

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Annualized.
(e)	Commenced on June 30, 2015.
(f)	Not annualized.

40	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:

Total return(b) (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

5.15		1.43		(0.76)		$17,397	55
20.83		1.49		(0.67)		20,300	73
0.12		1.53		(0.63)		24,927	117
4.56		1.52		(0.71)		28,251	97
10.15		1.53		(0.62)		29,999	207

5.41		1.18		(0.51)		896	55
21.17		1.23		(0.40)		1,036	73
0.37		1.27		(0.12)		107	117
(3.55	)(f)	1.25	(d)	(0.49	)(d)	10	97

5.67		0.93		(0.26)		71	55
21.51		0.99		(0.17)		67	73
0.63		1.00		(0.11)		10	117
(3.43	)(f)	1.00	(d)	(0.24	)(d)	10	97

5.73		0.86		(0.30)		9,218	55
21.60		0.87		(0.01)		66,144	73
0.81		0.86		0.04		52	117
(3.39	)(f)	0.86	(d)	(0.10	)(d)	10	97

See Notes to Financial Statements.	41

Financial Highlights

SMALL CAP VALUE FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2018	$23.63	$(0.07)	$(0.17)	$(0.24)	$–	$(2.93)	$(2.93)
11/30/2017	24.64	(0.01)	2.11	2.10	–	(3.11)	(3.11)
11/30/2016	27.17	(0.02)	2.55	2.53	–	(5.06)	(5.06)
11/30/2015	33.61	(0.04)	1.33	1.29	–	(7.73)	(7.73)
11/30/2014	42.09	(0.01)	0.94	0.93	–	(9.41)	(9.41)

Class C
11/30/2018	14.67	(0.13)	(0.11)	(0.24)	–	(2.93)	(2.93)
11/30/2017	16.55	(0.11)	1.34	1.23	–	(3.11)	(3.11)
11/30/2016	20.13	(0.13)	1.61	1.48	–	(5.06)	(5.06)
11/30/2015	27.04	(0.18)	1.00	0.82	– (c)	(7.73)	(7.73)
11/30/2014	35.89	(0.19)	0.75	0.56	–	(9.41)	(9.41)

Class F
11/30/2018	23.75	(0.04)	(0.17)	(0.21)	–	(2.93)	(2.93)
11/30/2017	24.72	0.02	2.12	2.14	–	(3.11)	(3.11)
11/30/2016	27.20	0.01	2.57	2.58	–	(5.06)	(5.06)
11/30/2015	33.66	– (c)	1.33	1.33	(0.06)	(7.73)	(7.79)
11/30/2014	42.10	0.07	0.92	0.99	(0.02)	(9.41)	(9.43)

Class F3
11/30/2018	27.54	– (c)	(0.19)	(0.19)	(0.03)	(2.93)	(2.96)
4/4/2017 to 11/30/2017(e)	25.41	0.05	2.08	2.13	–	–	–

Class I
11/30/2018	27.44	(0.02)	(0.19)	(0.21)	(0.02)	(2.93)	(2.95)
11/30/2017	28.06	0.05	2.44	2.49	–	(3.11)	(3.11)
11/30/2016	30.13	0.03	2.96	2.99	–	(5.06)	(5.06)
11/30/2015	36.46	0.03	1.47	1.50	(0.10)	(7.73)	(7.83)
11/30/2014	44.83	0.10	1.01	1.11	(0.07)	(9.41)	(9.48)

Class P
11/30/2018	22.61	(0.11)	(0.15)	(0.26)	–	(2.93)	(2.93)
11/30/2017	23.75	(0.05)	2.02	1.97	–	(3.11)	(3.11)
11/30/2016	26.43	(0.07)	2.45	2.38	–	(5.06)	(5.06)
11/30/2015	32.95	(0.10)	1.31	1.21	–	(7.73)	(7.73)
11/30/2014	41.50	(0.06)	0.92	0.86	–	(9.41)	(9.41)

Class R2
11/30/2018	22.43	(0.14)	(0.15)	(0.29)	–	(2.93)	(2.93)
11/30/2017	23.62	(0.09)	2.01	1.92	–	(3.11)	(3.11)
11/30/2016	26.33	(0.09)	2.44	2.35	–	(5.06)	(5.06)
11/30/2015	32.90	(0.14)	1.30	1.16	–	(7.73)	(7.73)
11/30/2014	41.51	(0.11)	0.91	0.80	–	(9.41)	(9.41)

42	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses (%)		Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$20.46	(0.97)	1.18		(0.33)	$327,333	42
23.63	9.43	1.18		(0.05)	385,542	56
24.64	13.14	1.21		(0.11)	416,989	44
27.17	4.76	1.21		(0.15)	456,843	44
33.61	2.79	1.24		(0.02)	732,067	31

11.50	(1.70)	1.93		(1.08)	11,331	42
14.67	8.64	1.93		(0.76)	25,985	56
16.55	12.32	1.96		(0.86)	33,269	44
20.13	3.97	1.96		(0.91)	35,312	44
27.04	2.09	1.94		(0.72)	40,536	31

20.61	(0.81)	1.03		(0.18)	21,981	42
23.75	9.58	1.03		0.09	23,759	56
24.72	13.35	1.06		0.04	35,213	44
27.20	4.90	1.06		(0.01)	24,246	44
33.66	2.96	1.04		0.20	30,238	31

24.39	(0.62)	0.84		– (d)	33,319	42
27.54	8.38 (f)	0.84	(g)	0.30 (g)	32,548	56

24.28	(0.72)	0.92		(0.08)	466,928	42
27.44	9.70	0.93		0.19	621,900	56
28.06	13.43	0.96		0.14	679,954	44
30.13	5.01	0.96		0.09	736,890	44
36.46	3.08	0.95		0.27	1,000,533	31

19.42	(1.17)	1.38		(0.54)	25,895	42
22.61	9.21	1.38		(0.26)	35,174	56
23.75	12.90	1.42		(0.31)	46,606	44
26.43	4.57	1.42		(0.36)	58,957	44
32.95	2.62	1.40		(0.18)	100,846	31

19.21	(1.33)	1.53		(0.68)	656	42
22.43	9.03	1.53		(0.41)	682	56
23.62	12.81	1.57		(0.42)	381	44
26.33	4.38	1.56		(0.55)	288	44
32.90	2.44	1.56		(0.35)	154	31

See Notes to Financial Statements.	43

Financial Highlights (concluded)

SMALL CAP VALUE FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2018	$22.70	$(0.11)	$(0.16)	$(0.27)	$–	$(2.93)	$(2.93)
11/30/2017	23.84	(0.06)	2.03	1.97	–	(3.11)	(3.11)
11/30/2016	26.51	(0.07)	2.46	2.39	–	(5.06)	(5.06)
11/30/2015	33.04	(0.10)	1.30	1.20	–	(7.73)	(7.73)
11/30/2014	41.60	(0.06)	0.91	0.85	–	(9.41)	(9.41)

Class R4
11/30/2018	23.64	(0.07)	(0.17)	(0.24)	–	(2.93)	(2.93)
11/30/2017	24.65	(0.02)	2.12	2.10	–	(3.11)	(3.11)
11/30/2016	27.17	(0.05)	2.59	2.54	–	(5.06)	(5.06)
6/30/2015 to 11/30/2015(h)	27.41	(0.03)	(0.21)	(0.24)	–	–	–

Class R5
11/30/2018	27.47	(0.03)	(0.17)	(0.20)	(0.03)	(2.93)	(2.96)
11/30/2017	28.08	0.03	2.47	2.50	–	(3.11)	(3.11)
11/30/2016	30.14	0.04	2.96	3.00	–	(5.06)	(5.06)
6/30/2015 to 11/30/2015(h)	30.37	– (c)	(0.23)	(0.23)	–	–	–

Class R6
11/30/2018	27.53	– (c)	(0.19)	(0.19)	(0.03)	(2.93)	(2.96)
11/30/2017	28.12	0.07	2.45	2.52	–	(3.11)	(3.11)
11/30/2016	30.15	0.07	2.96	3.03	–	(5.06)	(5.06)
6/30/2015 to 11/30/2015(h)	30.37	0.01	(0.23)	(0.22)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Amount is less than .01%.
(e)	Commenced on April 4, 2017.
(f)	Not annualized.
(g)	Annualized.
(h)	Commenced on June 30, 2015.

44	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$19.50	(1.16)		1.43		(0.54)		$6,080	42
22.70	9.17		1.42		(0.29)		7,728	56
23.84	12.89		1.44		(0.33)		7,238	44
26.51	4.52		1.44		(0.39)		6,395	44
33.04	2.59		1.42		(0.19)		8,266	31

20.47	(0.96)		1.18		(0.33)		1,851	42
23.64	9.43		1.18		(0.08)		3,448	56
24.65	13.19		1.19		(0.20)		1,234	44
27.17	(0.88	)(f)	1.16	(g)	(0.23	)(g)	10	44

24.31	(0.74)		0.92		(0.10)		13	42
27.47	9.73		0.92		0.12		345	56
28.08	13.46		0.94		0.17		15	44
30.14	(0.76	)(f)	0.90	(g)	0.02	(g)	10	44

24.38	(0.62)		0.84		–	(d)	20,220	42
27.53	9.79		0.84		0.28		23,145	56
28.12	13.58		0.85		0.27		28,895	44
30.15	(0.72	)(f)	0.83	(g)	0.09	(g)	10	44

See Notes to Financial Statements.	45

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Research Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on April 6, 1992. The Company consists of the following three funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Calibrated Dividend Growth Fund (“Calibrated Dividend Growth Fund”), Lord Abbett Growth Opportunities Fund (“Growth Opportunities Fund”) and Lord Abbett Small-Cap Value Series (“Small Cap Value Fund”).

Calibrated Dividend Growth Fund’s investment objective is to seek current income and capital appreciation. Growth Opportunities Fund’s investment objective is capital appreciation. Small Cap Value Fund’s investment objective is long-term capital appreciation. Each Fund has eleven active classes of shares at November 30, 2018: Class A, C, F, F3, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Effective April 30, 2018, Class C shares will convert automatically into Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the tenth anniversary of the month on which the purchase order was accepted. The Funds’ Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Funds’ prospectus. On April 25, 2018, the Funds’ remaining Class B shares converted to Class A Shares. The Funds no longer issue Class T shares for purchase.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. Each Fund may utilize an independent fair valuation service in adjusting the valuations of foreign

Notes to Financial Statements (continued)

securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2015 through November 30, 2018. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate

Notes to Financial Statements (continued)

prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on and translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain on foreign currency related transactions in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Futures Contracts–Each Fund may purchase and sell index futures contracts to manage cash, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by each Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Funds will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

Notes to Financial Statements (continued)

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of November 30, 2018 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee for Calibrated Dividend Growth Fund is based on the Fund’s average daily net assets at the following annual rates:

Effective April 1, 2018		Prior to April 1, 2018
First $2 billion	.55%	First $1 billion	.65%
Over $2 billion	.49%	Next $1 billion	.60%
		Over $2 billion	.55%

The management fee for Growth Opportunities Fund is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.65%
Next $1 billion	.60%
Over $3 billion	.58%

The management fee for Small Cap Value Fund is based on the Fund’s average daily net assets at the following annual rates:

First $2 billion	.75%
Over $2 billion	.70%

For the fiscal year ended November 30, 2018, the effective management fee, net of waivers, was based on each Fund’s average daily net assets at the following annualized rates:

Net Effective Management Fee
Calibrated Dividend Growth Fund	0.54%
Growth Opportunities Fund	0.75%
Small Cap Value Fund	0.75%

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

For the period December 1, 2017 through March 31, 2018, Lord Abbett & Co. LLC had contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total annual operating expenses, excluding the 12b-1 fees, to the following annual rates:

Calibrated Dividend Growth Fund*
Classes
A, C, F, I, P, R2, R3, R4 and R5	.70%
F3 and R6	.60%

*	Effective April 1, 2018, Lord Abbett discontinued these waivers and reimbursements.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2, R3, R4 and T shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class B(1)	Class C	Class F(2)(3)	Class P	Class R2	Class R3	Class R4	Class T(4)
Service	.25%	.25%	.25%	–	.25%	.25%	.25%	.25%	.25%
Distribution	–	.75%	.75%	.10%	.20%	.35%	.25%	–	–

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Class B closed April 25, 2018.
(2)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.
(3)	For the fiscal year ended November 30, 2018 and continuing through March 31, 2019, the Distributor has contractually agreed to waive Calibrated Dividend Growth Fund’s 0.10% Rule 12b-1 fee for Class F. This agreement may be terminated only by the Fund’s Board of Directors.
(4)	Class T closed on July 24, 2018.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2018:

	Distributor Commissions	Dealers’ Concessions
Calibrated Dividend Growth Fund	$306,275	$1,626,269
Growth Opportunities Fund	32,410	175,209
Small Cap Value Fund	50,362	278,959

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2018:

	Class A	Class C
Calibrated Dividend Growth Fund	$7,998	$15,791
Growth Opportunities Fund	3,850	2,414
Small Cap Value Fund	931	1,961

Notes to Financial Statements (continued)

Other Related Parties

As of November 30, 2018, the percentages of Growth Opportunities Fund’s and Small Cap Value Fund’s outstanding shares owned by each Fund of Funds were as follows:

	Underlying Funds
Fund of Funds	Growth Opportunities Fund	Small Cap Value Fund
Alpha Strategy Fund	–	20.67%
Multi-Asset Balanced Opportunities Fund	16.46%	–
Multi-Asset Global Opportunity Fund	1.37%	–
Multi-Asset Growth Fund	15.74%	–
Multi-Asset Income Fund	9.44%	–

One Director and certain of the Funds’ officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly for Calibrated Dividend Growth Fund and annually for Growth Opportunities Fund and Small Cap Value Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended November 30, 2018 and fiscal year ended November 30, 2017 were as follows:

	Calibrated Dividend Growth Fund		Growth Opportunities Fund
	Year Ended 11/30/2018	Year Ended 11/30/2017	Year Ended 11/30/2018	Year Ended 11/30/2017
Distributions paid from:
Ordinary income	$114,861,886	$58,094,504	$10,054,491	$–
Net long-term capital gains	71,418,951	127,852,546	32,746,855	17,112,696
Total distributions paid	$186,280,837	$185,947,050	$42,801,346	$17,112,696

	Small Cap Value Fund
	Year Ended 11/30/2018	Year Ended 11/30/2017
Distributions paid from:
Ordinary income	$589,565	$3,952,464
Net long-term capital gains	133,220,122	144,806,882
Total distributions paid	$133,809,687	$148,759,346

Notes to Financial Statements (continued)

Subsequent to the Funds’ fiscal year ended November 30, 2018, distributions were paid on December 18, 2018 to shareholders of record on December 17, 2018. The approximate amounts were as follows:

	Net Short-Term Capital Gain	Net Long-Term Capital Gains
Calibrated Dividend Growth Fund	$36,182,000	$117,090,000
Growth Opportunities Fund	8,160,000	31,349,000
Small Cap Value Fund	7,601,000	116,539,000

As of November 30, 2018, the components of accumulated gains on a tax-basis were as follows:

	Calibrated Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
Undistributed ordinary income – net	$ 40,231,678	$8,156,688	$7,597,559
Undistributed long-term capital gains	118,733,710	31,338,391	116,536,732
Total undistributed earnings	158,965,388	39,495,079	124,134,291
Temporary differences	(364,422)	(5,372,796)	(405,395)
Unrealized gains – net	234,171,406	113,468,773	185,675,486
Total accumulated gains – net	$392,772,372	$147,591,056	$309,404,382

At each Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. Growth Opportunities Fund incurred and will elect to defer late-year ordinary and post-October capital losses during fiscal 2018 of $2,766,586 and $2,490,041, respectively.

As of November 30, 2018, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Calibrated Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
Tax cost	$2,128,056,382	$678,938,314	$732,374,565
Gross unrealized gain	292,938,066	148,597,771	219,521,666
Gross unrealized loss	(58,766,660)	(35,128,998)	(33,846,180)
Net unrealized security gain	$234,171,406	$113,468,773	$185,675,486

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, futures contracts and wash sales.

Permanent items identified during the fiscal year ended November 30, 2018 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Total Distributable Earnings	Paid-in Capital
Calibrated Dividend Growth Fund	$(3,833,963)	$3,833,963
Small Cap Value Fund	(15,008,341)	15,008,341

The permanent differences are attributable to the tax treatment of long-term capital gain distributions.

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2018 were as follows:

	Purchases	Sales
Calibrated Dividend Growth Fund	$1,203,595,850	$1,379,949,808
Growth Opportunities Fund	632,069,288	397,536,178
Small Cap Value Fund	446,931,386	692,725,690

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2018.

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended November, 30 2018, the following Funds engaged in cross-trades:

Fund	Purchases	Sales	Gain
Calibrated Dividend Growth Fund	$ 4,406,296	$10,583,378	$1,184,537
Growth Opportunities Fund	24,354,483	2,424,311	814,529
Small Cap Value Fund	–	810,201	385,358

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Calibrated Dividend Growth Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended November 30, 2018 (as described in note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of November 30, 2018, the Fund had futures contracts with unrealized appreciation of $70,765. Amounts of $1,410,577 and $(433,818) are included in the Statement of Operations related to futures contracts under the captions Net realized gain on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the period was 72.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities, and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of

Notes to Financial Statements (continued)

financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

		Calibrated Dividend Growth Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$11,013,523	$–	$11,013,523
Total	$11,013,523	$–	$11,013,523

		Amounts Not Offset in the
	Net Amounts of	Statement of Assets and Liabilities
	Assets Presented		Cash	Securities
	in the Statement of	Financial	Collateral	Collateral	Net
Counterparty	Assets and Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$11,013,523	$–	$–	$(11,013,523)	$–
Total	$11,013,523	$–	$–	$(11,013,523)	$–

		Growth Opportunities Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$13,893,966	$–	$13,893,966
Total	$13,893,966	$–	$13,893,966

		Amounts Not Offset in the
	Net Amounts of	Statement of Assets and Liabilities
	Assets Presented		Cash	Securities
	in the Statement of	Financial	Collateral	Collateral	Net
Counterparty	Assets and Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$13,893,966	$–	$–	$(13,893,966)	$–
Total	$13,893,966	$–	$–	$(13,893,966)	$–

		Small Cap Value Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$18,435,306	$–	$18,435,306
Total	$18,435,306	$–	$18,435,306

		Amounts Not Offset in the
	Net Amounts of	Statement of Assets and Liabilities
	Assets Presented		Cash	Securities
	in the Statement of	Financial	Collateral	Collateral	Net
Counterparty	Assets and Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$18,435,306	$–	$–	$(18,435,306)	$–
Total	$18,435,306	$–	$–	$(18,435,306)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of November 30, 2018.

Notes to Financial Statements (continued)

8.	DIRECTORS’ REMUNERATION

The Company’s officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each Fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statements of Operations and in Directors’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

During the period ended August 8, 2018, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participated in a syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. During the period ended August 8, 2018, the Funds did not utilize the Facility.

Effective August 9, 2018, the Participating Funds entered into an amended syndicated line of credit facility with various lenders for $1.06 billion (the “Syndicated Facility”), whereas SSB participates as a lender and as agent for the lenders. Under the Syndicated Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings. Also effective August 9, 2018, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility,” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund assets. The Facilities are to be used for temporary or emergency purposes to satisfy redemption requests and manage liquidity. For the period from August 9, 2018 through November 30, 2018, the Funds did not utilize the Facilities.

Effective December 21, 2018, the Participating Funds entered into an amended Syndicated Facility with various lenders for $1.1 billion based on the same terms as described above.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

Notes to Financial Statements (continued)

During the fiscal year ended November 30, 2018, Small Cap Value Fund participated as a lender in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount loaned, interest rate and interest income were as follows:

		Average	Interest
Fund	Average Loan	Interest Rate	Income*
Small Cap Value Fund	$15,717,832	2.23%	$960

*	included in the Statement of Operations.

There were no interfund loans outstanding as of November 30, 2018.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of the Funds’ investments will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies and/or sectors in which the Funds invest.

Calibrated Dividend Growth Fund invests primarily in equity securities of large and mid-sized company stocks that have a history of growing their dividends, but there is no guarantee that a company will pay a dividend. Also, equity securities may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition. If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or similar strategies, even in a favorable market. Large and mid-sized company stocks each may perform differently than the market as a whole and other types of stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-sized company stocks may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Securities of mid-sized companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized companies may be less well-known and less widely held and trade less frequently and in more limited volume than the securities of large cap company stocks. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

Growth Opportunities Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a favorable market. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Due to the Fund’s investment exposure to American Depositary Receipts and foreign companies and emerging markets, the Fund may experience increased market, liquidity, currency, political, information, and other risks. As compared with companies organized and operated in the U.S., these companies may

Notes to Financial Statements (continued)

be more vulnerable to economic, political and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Small Cap Value Fund has particular risks associated with small company value stocks. Small company value stocks may perform differently than the market as a whole and other types of stocks, such as large company stocks or growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, small cap company stocks may be more volatile and less liquid than large cap company stocks, especially over the short term. The securities of small companies may be less well-known and less widely held and trade less frequently and in more limited volume than the securities of large cap company stocks. Small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. Also, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

These factors can affect each Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

		Year Ended		Year Ended
Calibrated Dividend Growth Fund	November 30, 2018		November 30, 2017
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	9,564,783	$148,269,160	17,237,493	$251,584,654
Converted from Class B*	41,382	640,360	582,931	8,663,706
Converted from Class C**	2,374,618	35,951,239	–	–
Reinvestment of distributions	8,003,118	123,083,883	9,118,133	129,936,297
Shares reacquired	(19,451,024)	(301,099,074)	(32,446,147)	(476,362,769)
Increase (decrease)	532,877	$6,845,568	(5,507,590)	$(86,178,112)

Class B Shares
Shares sold	97	$1,486	49,879	$699,438
Reinvestment of distributions	8,492	129,500	61,469	861,943
Shares reacquired	(103,069)	(1,592,684)	(241,372)	(3,468,972)
Converted to Class A*	(41,656)	(640,360)	(588,356)	(8,663,706)
Decrease	(136,136)	$(2,102,058)	(718,380)	$(10,571,297)

Class C Shares
Shares sold	1,895,073	$29,074,479	3,975,066	$57,135,338
Reinvestment of distributions	1,224,896	18,582,786	1,381,438	19,391,944
Shares reacquired	(4,263,692)	(64,936,886)	(6,914,871)	(100,426,539)
Converted to Class A**	(2,408,079)	(35,951,239)	–	–
Decrease	(3,551,802)	$(53,230,860)	(1,558,367)	$(23,899,257)

Class F Shares
Shares sold	4,928,487	$76,783,071	17,987,904	$262,930,478
Reinvestment of distributions	998,965	15,362,516	1,505,452	21,517,225
Shares reacquired	(5,749,088)	(88,577,607)	(22,363,267)	(337,755,491)
Increase (decrease)	178,364	$3,567,980	(2,869,911)	$(53,307,788)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Calibrated Dividend Growth Fund	November 30, 2018		November 30, 2017
Class F3 Shares(a)	Shares	Amount	Shares	Amount
Shares sold	3,299,250	$51,617,144	11,232,483	$174,648,835
Reinvestment of distributions	896,358	13,954,493	403	6,114
Shares reacquired	(3,090,657)	(48,475,625)	(526,923)	(8,325,245)
Increase	1,104,951	$17,096,012	10,705,963	$166,329,704

Class I Shares
Shares sold	693,453	$10,788,500	2,428,229	$37,767,714
Reinvestment of distributions	212,647	3,301,777	41,535	599,260
Shares reacquired	(853,756)	(13,336,426)	(1,063,997)	(15,843,954)
Increase	52,344	$753,851	1,405,767	$22,523,020

Class P Shares
Shares sold	7,262	$112,972	10,671	$157,661
Reinvestment of distributions	8,497	131,367	10,013	143,288
Shares reacquired	(20,543)	(317,028)	(30,683)	(451,261)
Decrease	(4,784)	$(72,689)	(9,999)	$(150,312)

Class R2 Shares
Shares sold	15,101	$237,870	25,087	$368,410
Reinvestment of distributions	5,154	79,990	4,561	65,568
Shares reacquired	(21,942)	(344,941)	(15,927)	(235,943)
Increase (decrease)	(1,687)	$(27,081)	13,721	$198,035

Class R3 Shares
Shares sold	151,488	$2,326,640	948,859	$13,528,461
Reinvestment of distributions	101,583	1,554,078	136,629	1,934,494
Shares reacquired	(485,532)	(7,508,595)	(1,390,780)	(19,877,067)
Decrease	(232,461)	$(3,627,877)	(305,292)	$(4,414,112)

Class R4 Shares
Shares sold	178,316	$2,824,470	160,139	$2,398,411
Reinvestment of distributions	8,801	135,280	1,622	23,302
Shares reacquired	(45,503)	(701,194)	(49,519)	(736,067)
Increase	141,614	$2,258,556	112,242	$1,685,646

Class R5 Shares
Shares sold	2,845	$44,524	4,721	$69,099
Reinvestment of distributions	1,045	16,214	1,766	25,337
Shares reacquired	(510)	(7,860)	(15,316)	(224,123)
Increase (decrease)	3,380	$52,878	(8,829)	$(129,687)

Class R6 Shares
Shares sold	150,613	$2,387,419	1,024,192	$15,312,996
Reinvestment of distributions	25,105	390,501	4,025	60,047
Shares reacquired	(265,217)	(4,207,467)	(243,427)	(3,608,597)
Increase (decrease)	(89,499)	$(1,429,547)	784,790	$11,764,446

Class T Shares(b)(c)
Shares sold	–	$–	671.42	$10,000
Reinvestment of distributions	52	797	3	43
Shares reacquired	(726)	(11,215)	–	–
Increase (decrease)	(674)	$(10,418)	674.42	$10,043

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Growth Opportunities Fund	November 30, 2018		November 30, 2017
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,117,733	$23,744,866	3,107,623	$59,892,861
Converted from Class B*	19,551	413,459	102,853	2,052,568
Converted from Class C**	595,880	12,758,686	–	–
Reinvestment of distributions	1,352,643	27,391,072	571,623	10,512,159
Shares reacquired	(3,208,919)	(68,644,074)	(6,978,684)	(136,343,135)
Decrease	(123,112)	$(4,335,991)	(3,196,585)	$(63,885,547)

Class B Shares
Shares sold	627	$9,532	50,624	$740,876
Reinvestment of distributions	5,113	77,461	8,729	124,395
Shares reacquired	(26,901)	(419,189)	(109,454)	(1,624,179)
Converted to Class A*	(26,052)	(413,459)	(133,172)	(2,052,568)
Decrease	(47,213)	$(745,655)	(183,273)	$(2,811,476)

Class C Shares
Shares sold	210,656	$3,357,443	748,931	$11,107,676
Reinvestment of distributions	293,555	4,444,397	123,280	1,755,502
Shares reacquired	(573,755)	(9,117,339)	(1,750,658)	(26,371,397)
Converted to Class A**	(799,528)	(12,758,686)	–	–
Decrease	(869,072)	$(14,074,185)	(878,447)	$(13,508,219)

Class F Shares
Shares sold	294,901	$6,576,505	928,094	$18,826,012
Reinvestment of distributions	70,550	1,484,368	31,764	604,144
Shares reacquired	(345,995)	(7,632,722)	(1,172,967)	(24,760,632)
Increase (decrease)	19,456	$428,151	(213,109)	$(5,330,476)

Class F3 Shares(a)
Shares sold	87,083	$2,105,485	257,490	$6,082,466
Reinvestment of distributions	19,636	453,200	–	–
Shares reacquired	(73,131)	(1,773,062)	(13,760)	(332,437)
Increase	33,588	$785,623	243,730	$5,750,029

Class I Shares
Shares sold	16,083,365	$387,364,241	198,370	$4,700,296
Reinvestment of distributions	17,657	405,765	116,695	2,405,064
Shares reacquired	(1,002,090)	(25,027,130)	(4,597,336)	(98,636,421)
Increase (decrease)	15,098,932	$362,742,876	(4,282,271)	$(91,531,061)

Class P Shares
Shares sold	35,038	$736,937	26,829	$504,213
Reinvestment of distributions	11,343	224,141	4,318	77,812
Shares reacquired	(34,584)	(712,645)	(45,267)	(858,589)
Increase (decrease)	11,797	$248,433	(14,120)	$(276,564)

Class R2 Shares
Shares sold	20,702	$418,663	32,972	$616,559
Reinvestment of distributions	2,441	47,109	445	7,861
Shares reacquired	(47,280)	(969,066)	(22,494)	(431,475)
Increase (decrease)	(24,137)	$(503,294)	10,923	$192,945

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Growth Opportunities Fund	November 30, 2018		November 30, 2017
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	173,747	$3,656,647	655,643	$12,360,568
Reinvestment of distributions	89,679	1,765,770	42,481	762,964
Shares reacquired	(365,422)	(7,604,134)	(1,108,396)	(21,111,528)
Decrease	(101,996)	$(2,181,717)	(410,272)	$(7,987,996)

Class R4 Shares
Shares sold	28,961	$611,931	49,084	$980,095
Reinvestment of distributions	3,002	60,800	192	3,534
Shares reacquired	(36,871)	(798,431)	(8,272)	(172,838)
Increase (decrease)	(4,908)	$(125,700)	41,004	$810,791

Class R5 Shares
Shares sold	70	$1,706	2,226	$48,226
Reinvestment of distributions	216	4,974	13	268
Shares reacquired	(84)	(2,072)	(2)	(46)
Increase	202	$4,608	2,237	$48,448

Class R6 Shares
Shares sold	90,571	$2,203,729	3,063,013	$65,196,339
Reinvestment of distributions	197,134	4,549,855	69	1,431
Shares reacquired	(2,552,875)	(61,554,025)	(424,557)	(9,593,794)
Increase (decrease)	(2,265,170)	$(54,800,441)	2,638,525	$55,603,976

		Year Ended		Year Ended
Small Cap Value Fund	November 30, 2018		November 30, 2017
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,907,096	$40,459,499	2,848,708	$63,220,197
Converted from Class B*	7,278	154,543	34,584	768,795
Converted from Class C**	530,941	11,294,936	–	–
Reinvestment of distributions	2,122,813	43,199,241	2,155,965	47,474,350
Shares reacquired	(4,888,357)	(102,744,350)	(5,645,718)	(125,667,461)
Decrease	(320,229)	$(7,636,131)	(606,461)	$(14,204,119)

Class B Shares
Shares sold	595	$6,998	13,191	$180,418
Reinvestment of distributions	2,677	30,735	13,980	192,080
Shares reacquired	(1,244)	(7,559)	(23,295)	(319,725)
Converted to Class A*	(12,635)	(154,543)	(55,602)	(768,795)
Decrease	(10,607)	$(124,369)	(51,726)	$(716,022)

Class C Shares
Shares sold	249,312	$3,021,075	622,784	$8,678,374
Reinvestment of distributions	431,544	4,971,382	350,214	4,822,452
Shares reacquired	(525,877)	(6,289,010)	(1,212,197)	(16,750,657)
Converted to Class A**	(941,107)	(11,294,936)	–	–
Decrease	(786,128)	$(9,591,489)	(239,199)	$(3,249,831)

Class F Shares
Shares sold	445,655	$9,620,419	1,947,911	$43,352,495
Reinvestment of distributions	86,039	1,760,362	165,961	3,667,732
Shares reacquired	(465,642)	(9,888,209)	(2,538,046)	(56,470,571)
Increase (decrease)	66,052	$1,492,572	(424,174)	$(9,450,344)

Notes to Financial Statements (concluded)

		Year Ended		Year Ended
Small Cap Value Fund	November 30, 2018		November 30, 2017
Class F3 Shares(a)	Shares	Amount	Shares	Amount
Shares sold	472,047	$11,872,217	1,261,229.34	$32,616,408
Reinvestment of distributions	145,769	3,523,248	–	–
Shares reacquired	(433,525)	(10,995,865)	(79,211)	(2,107,269)
Increase	184,291	$4,399,600	1,182,018.34	$30,509,139

Class I Shares
Shares sold	1,488,324	$37,748,638	1,561,316	$40,645,907
Reinvestment of distributions	2,716,431	65,411,652	2,813,713	71,805,967
Shares reacquired	(7,632,482)	(199,694,714)	(5,943,698)	(153,423,955)
Decrease	(3,427,727)	$(96,534,424)	(1,568,669)	$(40,972,081)

Class P Shares
Shares sold	136,528	$2,781,696	204,030	$4,353,817
Reinvestment of distributions	233,430	4,514,543	288,814	6,099,754
Shares reacquired	(591,755)	(12,043,520)	(899,537)	(19,140,572)
Decrease	(221,797)	$(4,747,281)	(406,693)	$(8,687,001)

Class R2 Shares
Shares sold	7,849	$153,888	17,609	$371,262
Reinvestment of distributions	2,941	56,344	1,589	33,320
Shares reacquired	(7,054)	(137,879)	(4,919)	(105,160)
Increase	3,736	$72,353	14,279	$299,422

Class R3 Shares
Shares sold	54,627	$1,112,392	252,076	$5,395,083
Reinvestment of distributions	50,531	981,827	45,516	965,405
Shares reacquired	(133,808)	(2,725,526)	(260,754)	(5,542,580)
Increase (decrease)	(28,650)	$(631,307)	36,838	$817,908

Class R4 Shares
Shares sold	34,336	$729,957	111,698	$2,475,270
Reinvestment of distributions	21,145	430,311	6,998	154,166
Shares reacquired	(110,947)	(2,250,893)	(22,883)	(506,088)
Increase (decrease)	(55,466)	$(1,090,625)	95,813	$2,123,348

Class R5 Shares
Shares sold	343	$8,522	12,378	$312,089
Reinvestment of distributions	1,542	37,155	67	1,722
Shares reacquired	(13,907)	(365,788)	(425)	(11,186)
Increase (decrease)	(12,022)	$(320,111)	12,020	$302,625

Class R6 Shares
Shares sold	88,285	$2,223,254	1,334,357	$34,535,236
Reinvestment of distributions	70,138	1,695,236	128,605	3,289,717
Shares reacquired	(169,793)	(4,319,875)	(1,649,809)	(42,108,389)
Decrease	(11,370)	$(401,385)	(186,847)	$(4,283,436)

*	Automatic conversion of Class B shares occurred on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Class B shares were closed on April 25, 2018.
**	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the tenth anniversary of the day on which the purchase order was accepted.
(a)	Commenced on April 4, 2017.
(b)	Commenced on July 28, 2017.
(c)	Closed on July 24, 2018.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Directors of Lord Abbett Research Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lord Abbett Research Fund, Inc. (the “Company”) comprising the Lord Abbett Calibrated Dividend Growth Fund, Lord Abbett Growth Opportunities Fund, and Lord Abbett Small-Cap Value Series, including the schedules of investments as of November 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Lord Abbett Research Fund, Inc. as of November 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

January 18, 2019

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is each Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Mr. Sieg is director/trustee of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.
(1969)		Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicates each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Robert A. Lee (1969)	Executive Vice President	Elected in 2016	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2008	Partner and Director of Equities, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Eli Rabinowich (1975)	Executive Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2018 and was formerly a Portfolio Manager, Partner, and Analyst at Pzena Investment Management (2004–2018).

Jeffrey Rabinowitz (1972)	Executive Vice President	Elected in 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC (2014–2017) and Managing Director and Portfolio Manager/Technology Analyst for U.S. Growth Equity at Goldman Sachs Asset Management (1999–2014).

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Pamela P. Chen (1978)	Vice President and Assistant Secretary and Privacy Officer	Elected in 2018	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner, Chief Operating Officer, and Global Funds and Risk Officer, joined Lord Abbett in 2003.

John C. Hardy (1981)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2011.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected in 2007	Partner and General Counsel, joined Lord Abbett in 2007.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014 and was formerly Director at UBS Global Asset Management (2005–2014).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Taxation, joined Lord Abbett in 2003.

Please call 888–522–2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

Householding

The Company has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Calibrated Dividend Growth Fund	59%	60%
Growth Opportunities Fund	41%	43%
Small Cap Value Fund	100%	100%

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2018, the following amounts represent short-term capital gains and long-term capital gains:

	Short-term	Long-term
Fund Name	Capital gains	Capital Gains
Calibrated Dividend Growth Fund	$78,292,285	$ 71,418,951
Growth Opportunities Fund	10,054,491	32,746,855
Small Cap Value Fund	–	133,220,122

This report, when not used for the general information of
shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Research Fund, Inc. Lord Abbett Calibrated Dividend Growth Fund Lord Abbett Growth Opportunities Fund Lord Abbett Small-Cap Value Series	LARF-2 (01/19)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended November 30, 2018 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended November 30, 2018 and 2017 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2018	2017
Audit Fees {a}	$123,800	$123,800
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	123,800	123,800

Tax Fees {b}	25,839	25,734
All Other Fees	- 0 -	- 0 -

Total Fees	$149,639	$149,534

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended November 30, 2018 and 2017 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended November 30, 2018 and 2017 were:

	Fiscal year ended:
	2018	2017
All Other Fees {a}	$200,339	$201,416

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended November 30, 2018 and 2017 were:

	Fiscal year ended:
	2018	2017
All Other Fees	$ - 0 -	$ - 0 -

(h)  The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT RESEARCH FUND, inc.

	By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: January 18, 2019

	By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: January 18, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: January 18, 2019

	By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: January 18, 2019